SUBLEASE OF THE LAND
                          AND LEASE OF THE IMPROVEMENTS

                                 By and Between

                    SUMITOMO BANK LEASING AND FINANCE, INC.,
                             a Delaware corporation


                                   as Landlord

                                       and

                       INTEGRATED DEVICE TECHNOLOGY, INC.
                             a Delaware corporation




                                    as Tenant



                                       for
                               Premises located in
                                Dawson Creek Park
                                Hillsboro, Oregon







              THIS LEASE IS NOT INTENDED TO CONSTITUTE A TRUE LEASE
                    FOR INCOME TAX PURPOSES. SEE SECTION 21.2

                                TABLE OF CONTENTS


                                    ARTICLE 1
                             BASIC LEASE PROVISIONS


                                                                            Page
                                                                            ----
1.1      Date of Lease ...................................................... 1
1.2      Landlord ........................................................... 1
1.3      Tenant ............................................................. 1
1.4      Land ............................................................... 1
1.5      Ground Lessor ...................................................... 1
1.6      Premises ........................................................... 2
1.7      Term ............................................................... 2
1.9      Base Rent .......................................................... 2
1.10     Ground Rent ........................................................ 2
1.11     Addresses for Notices .............................................. 3
1.12     Wire Transfer Instructions ......................................... 3

                                    ARTICLE 2
                                   DEFINITIONS

2.1      Additional Rent .................................................... 4
2.2      Advance ............................................................ 4
2.3      Base Rent .......................................................... 4
2.4      Building ........................................................... 4
2.5      Calculation Period ................................................. 5
2.6      Capitalized Amount ................................................. 5
2.7      Capitalized Funding Costs .......................................... 5
2.8      City ............................................................... 5
2.9      Collateral ......................................................... 5
2.10     Commitment Amount .................................................. 5
2.11     Commitment Component ............................................... 5
2.12     Construction Management Agreement .................................. 6
2.13     Construction Period Expiration Date ................................ 6
2.14     Contractor ......................................................... 6
2.15     Custody Agreement .................................................. 6
2.16     Default Rate ....................................................... 6
2.17     Entity ............................................................. 6
2.18     Event of Default ................................................... 6
2.19     Guaranteed Residual Value .......................................... 6
2.20     Improvements ....................................................... 6
2.21     Interim Period ..................................................... 7
2.22     Initial Advance .................................................... 7
2.23     Land ............................................................... 7
2.24     Lease Inception Date ............................................... 7
2.25     Lease Investment Balance ........................................... 7
2.26     Legal Requirements ................................................. 7
2.27     LIBOR Rate ......................................................... 8
2.28     Notice ............................................................. 8

                                                                            Page
                                                                            ----
2.29     Official Records ..................................................  8
2.30     Permitted Title Exceptions ........................................  8
2.31     Pledge Agreement ..................................................  9
2.32     Premises ..........................................................  9
2.33     Real Estate Taxes .................................................  9
2.34     Rent Commencement Date ............................................  9
2.35     Rent Payment Date .................................................  9
2.36     Required Permits ..................................................  9
2.37     SBLF Mortgage .....................................................  9
2.38     SBNYTC ............................................................  9
2.39     Taking ............................................................  9
2.40     Tenant's Property .................................................  9
2.42     Terminology ....................................................... 10

                                    ARTICLE 3
                                     DEMISE
3.1      Premises........................................................... 10

                                    ARTICLE 4
                                      TERM
4.1      Term ...............................................................10
4.2      Holding Over .......................................................10

                                    ARTICLE 5
                          CONSTRUCTION OF IMPROVEMENTS
5.1      Tenant's Rights to Construct Improvements ..........................11
5.2      Title to and Nature of Improvements ................................11
5.3      Lien Waivers .......................................................11
5.4      Alterations ........................................................11

                                    ARTICLE 6
                                     FUNDING
6.1      Request for Construction Funding: Landlord's Obligation to
         Fund............................................................... 11
6.2      Exhibit Reflecting Rent Commencement Date.......................... 11

                                    ARTICLE 7
                                      RENT
7.1      Base Rent ..........................................................12
7.2      Proration ..........................................................12
7.3      No Abatement of Rent ...............................................12
7.4      Delinquent Rent ....................................................12
7.5      Additional Rent ....................................................12

                                                                            Page
                                                                            ----
                                    ARTICLE 8
                                      TAXES
8.1      Real Estate Taxes ..................................................13
8.2      Personal Property Taxes ............................................14
8.3      Right to Contest ...................................................14
8.4      Additional Charges .................................................15

                                    ARTICLE 9
                                    INSURANCE
9.1      Liability Insurance ................................................15
9.2      Builders' Risk Insurance ...........................................15
9.3      All-Risk Insurance .................................................16
9.4      General Requirements ...............................................16
9.5      Waiver of Subrogation ..............................................17
9.6      Indemnity ..........................................................17

                                   ARTICLE 10
                                       USE
10.1     Use................................................................ 18
10.2     Contest of Legal Requirements...................................... 20

                                   ARTICLE 11
                             UTILITIES AND SERVICES
11.1     Services to the Premises........................................... 20

                                   ARTICLE 12
               MAINTENANCE AND REPAIRS; SURRENDER OF THE PREMISES
12.1     Tenant Obligations................................................. 20
12.2     Surrender of the Premises.......................................... 21

                                   ARTICLE 13
                                      LIENS

                                   ARTICLE 14
                             ASSIGNMENT BY LANDLORD
14.1     Further Mortgages or Encumbrances by Landlord...................... 21
14.2     Landlord's Right to Sell........................................... 21
14.3     Transfer of Funds and Property..................................... 22

                                   ARTICLE 15
                            ASSIGNMENT AND SUBLEASING
15.1     Right to Assign.................................................... 22
15.2     Right to Sublet.................................................... 22
15.3     Mortgage by Tenant................................................. 23

                                                                            Page
                                                                            ----
                                   ARTICLE 16
                                 EMINENT DOMAIN
16.1     Total or Substantial Taking........................................ 23
16.2     Partial Taking..................................................... 23
16.3     Temporary Taking................................................... 23
16.4     Damages............................................................ 24
16.5     Notice and Execution............................................... 24

                                   ARTICLE 17
                              DAMAGE OR DESTRUCTION
17.1     Casualty........................................................... 24
17.2     Termination of Lease............................................... 25
17.3     Insurance Proceeds................................................. 25

                                   ARTICLE 18
                                 QUIET ENJOYMENT
18.1     Quiet Enjoyment.................................................... 26

                                   ARTICLE 19
                                     DEFAULT
19.1     Default............................................................ 27
19.2     Contest by Tenant.................................................. 28
19.3     Landlord's Remedies................................................ 29
19.4     No Waiver.......................................................... 30
19.5     Effect of Assignment............................................... 30
19.6     Landlord Cure Right................................................ 30

                                   ARTICLE 20
                    TENANT'S OPTION TO PURCHASE OR TERMINATE
20.1     Option To Purchase Premises........................................ 31
20.2     Termination Option................................................. 32

                                   ARTICLE 21
                                  MISCELLANEOUS
21.1     Relationship....................................................... 34
21.2     Form of Transaction: Certain Tax Matters........................... 34
21.3     Notices............................................................ 35
21.4     Severability of Provisions......................................... 35
21.5     Entire Agreement: Amendment........................................ 35
21.6     Memorandum of Sublease of the Land and Lease of the
         Improvements....................................................... 35
21.7     Successors and Assigns............................................. 36
21.8     Commissions........................................................ 36
21.9     Attorneys' Fees.................................................... 36

                                                                            Page
                                                                            ----
21.10    Governing Law...................................................... 36
21.11    Counterparts....................................................... 36
21.12    Time Is of the Essence............................................. 36
21.13    No Third Party Beneficiaries....................................... 36
21.14    Limitations on Recourse............................................ 37
21.15    Estoppel Certificates.............................................. 37
21.16    Collateral......................................................... 37
21.17    As-Is Lease........................................................ 37
21.18    Net Lease.......................................................... 37
21.19    Representations and Warranties..................................... 38
21.20    Tenant's Wavier of Demand for Possession........................... 38
21.21    Financial Reporting................................................ 38

                                   ARTICLE 22
                                 INDEMNIFICATION
22.1     Tax Indemnity...................................................... 38
22.2     Environmental Indemnity............................................ 39
22.3     Construction Indemnification....................................... 40
22.4     General Indemnity.................................................. 40

                                   ARTICLE 23
                              COVENANTS OF LANDLORD
23.1     Title.............................................................. 41
23.2     Land Use........................................................... 41
23.3     Transfer of Property Interests..................................... 42

                      SUBLEASE OF THE LAND AND LEASE OF THE
                                  IMPROVEMENTS


         THIS SUBLEASE OF THE LAND AND LEASE OF THE IMPROVEMENTS ("Lease") by and between SUMITOMO BANK LEASING AND FINANCE, INC., a Delaware corporation
("Landlord"), and INTEGRATED DEVICE TECHNOLOGY, INC., a Delaware corporation ("Tenant"), is entered into as of the date set forth in Article 1 and shall be effective and binding upon the parties hereto as of such date. Capitalized terms used in this Lease shall have the definitions set forth in Article 2 or in the text of this Lease.

         In consideration of the Base Rent reserved herein, and the terms, covenants and conditions set forth below, Landlord and Tenant hereby agree as follows:

                                    ARTICLE 1
                             BASIC LEASE PROVISIONS

1.1  Date of Lease:   January 27, 1995.

1.2  Landlord:        Sumitomo  Bank  Leasing  and  Finance,  Inc.,  a  Delaware
                      corporation

1.3  Tenant:          Integrated   Device    Technology,    Inc.,   a   Delaware
                      corporation.

1.4  Land:            A leasehold interest in that certain tract of land located in the City of Hillsboro,  Washington  County,  Oregon, as
                      more particularly  described on Exhibit A attached hereto, arising  under  that  certain  Ground  Lease of even  date herewith between Tenant,  as Ground Lessor,  and Landlord, as Ground Lessee (the "Ground  Lease"),  together with all easements,  rights of way,  appurtenances and other rights
                      and  benefits   belonging  or  pertaining  to  such  Land.
                      Landlord makes no representations as to the accuracy of the description of the Land or the leasehold interest.

1.5  Ground Lessor:   Integrated   Device    Technology,    Inc.,   a   Delaware
                      corporation.

1.6  Premises:        The Land and the Improvements  which Tenant may construct, as agent for Landlord, on the Land pursuant to the terms of that certain Construction Management Agreement of even date herewith between Landlord and Tenant.

1.7  Term:            The term of this Lease ("Term") shall commence on the Date of Lease set forth in Section 1.1 above and shall expire on January 27, 2000 ("Expiration Date"). The Term shall cease upon, and shall not refer to any period of time after, termination of this Lease (whether pursuant to the terms of the Lease, by operation of law, or otherwise).

1.8  Rent Commencement Date:

                      The rent commencement date ("Rent Commencement Date") shall be the twentieth (20th) day of the second full calendar month which commences immediately following the earlier to occur of the following:

                      (1) June 30, 1996; or

                      (2) The first (1st) business day following the date upon which all of the following have occurred: (i) the Building and all other Improvements that Tenant intends to cause to be constructed with Advances made by Landlord pursuant to the Construction Management Agreement have been substantially completed; (ii) valid notices of completion have been recorded with respect thereto; and (iii) all necessary governmental approvals (including permanent certificates of occupancy) have been issued as may be necessary to occupy all portions of the Building for the conduct of Tenant's business therein.

1.9  Base Rent:       As described in Section 2.3.

1.10 Ground Rent:     Any payment made to Ground Lessor under the Ground Lease.

1.11       Addresses for Notices:

LANDLORD:                                    TENANT:

Sumitomo Bank Leasing and Finance, Inc.      Integrated Device Technology, Inc.
277 Park Avenue                              2975 Stender Way
New York, NY  10172                          Santa Clara, CA  95054
Attention:  Chief Credit Officer             Attention: Mika Murakami, Treasurer


With a copy to:                              With a copy to:

Landels, Ripley & Diamond                    Mr. Jack Menache
Hills Plaza                                  4073 Eagle Nest Lane
350 Steuart Street                           Danville, CA  94506-5811
San Francisco, CA  94105-1250
Attention:  Bruce W. Hyman, Esq.

  and                                          and

Sumitomo Bank of New York Trust              Wilson, Sonsini, Goodrich & Rosati
  Company                                    650 Page Mill Road
277 Park Avenue                              Palo Alto, CA  94304
New York, NY  10172                          Attention:  Bradford C. O'Brien,
Attention:  Corporate Trust Department                     Esq.

                                               and

                                             Preston, Gates & Ellis
                                             3200 U.S. Bancorp Tower
                                             111 S.W. Fifth Avenue
                                             Portland, OR  97204
                                             Attention:  Randall D. Bateman,
                                                            Esq.

1.12 Wire Transfer Instructions:

           Morgan Guaranty Trust Company of New York
           ABA#021000238
           For  credit to The  Sumitomo  Bank,  Limited        A/C  #631-28-256
           Further credit to Sumitomo Bank Leasing and Finance, Inc.
                A/C No. 283572

1.13 Interim Period:  Interim Period shall be the period  commencing on the Date of Lease and ending on the day before the Construction Period Expiration Date.

         This Article 1 is intended to supplement and/or summarize the provisions set forth in the balance of this Lease. If there is any conflict between any provisions contained in this Article 1 and the balance of this Lease, the balance of this Lease shall control.

                                    ARTICLE 2
                                   DEFINITIONS

         For purposes of this Lease, the following defined terms shall have the meanings set forth in this Article 2.

         2.1 Additional Rent. "Additional Rent" shall mean any amounts other than Base Rent payable by Tenant to Landlord or to other Entities on Landlord's behalf as required under this Lease, break-funding costs of Landlord related to the Lease Investment Balance (as defined below) arising out of unscheduled payments or exercise of the Purchase Option pursuant to Section 20.1 below other than on Rent Payment Days.

         2.2 Advance. "Advance" shall mean any payment by Landlord pursuant to Tenant's written request for (i) any costs relating to construction of the Improvements, whether funded under the Construction Management Agreement or paid directly by Landlord, including, without limitation, transaction costs (including title charges and professional fees and expenses), construction costs, architectural, engineering and other professional fees, arrangement fees, appraisal fees, inspection, testing and permitting fees, fees and costs for review of plans and any changes thereto, travel expense for inspections, insurance and any other soft costs relating to the Improvements; (ii) the items and/or amounts described in Exhibit B; (iii) Real Estate Taxes; (iv) the Base Rent paid by Landlord as lessee under the Ground Lease during the term thereof;
(v) a reasonable and customary fee relating to the construction of the Improvements and the processing of Draw Requests (equal to $2000 per annum, prorated based on the number of months of the period over which such services are rendered, payable to SBNYTC), (vi) custodian fees related to the Collateral as set forth in the Custody Agreement, and (vii) any other payment described herein or in the Construction Management Agreement as an Advance.

         2.3 Base Rent. "Base Rent" shall mean, as of a Rent Payment Date, that annual amount equal to the product obtained by multiplying the Lease Investment Balance (at the time of the relevant calculation) by the sum of the LIBOR Rate plus 30 basis points, which annual amount is then prorated for the Calculation Period in question on the basis of a 360 day year and the actual number of days elapsed.

         2.4 Building. "Building" shall mean the building and related improvements to be constructed on the Land that shall become part of the Improvements, which shall be a semiconductor manufacturing facility containing clean room areas; provided, however, that the Building and the Improvements shall not include any Tenant's Property (as defined herein).

         2.5 Calculation Period. "Calculation Period" shall mean the period from and including the 15th day of each month during the Interim Period through the 14th day of the following month; provided that the first Calculation Period shall be the period from the Date of Lease through the 14th day of the following month and the last Calculation Period shall be the period from and including the 15th day of the month prior to the month in which the Construction Period Expiration Date occurs through the day immediately preceding the Construction Period Expiration Date.

         2.6 Capitalized Amount. "Capitalized Amount" shall mean that amount, determined as of the close of each Calculation Period during the Term and added to the Lease Investment Balance as of such date, equal to the sum of Capitalized Funding Costs plus the Commitment Component accrued for the Calculation Period in question. Landlord shall notify Tenant of the Capitalized Amount for each Calculation Period and the basis for the determination thereof; and if Tenant fails to object to such determination within ten (10) business days of Landlord's notice thereof, Tenant shall be deemed to have approved such determination.

         2.7 Capitalized Funding Costs. "Capitalized Funding Costs" shall mean, for each Calculation Period during the Interim Period, that annual amount equal to the product obtained by multiplying the Lease Investment Balance outstanding from time to time during the Calculation Period in question by the sum of the LIBOR Rate plus 30 basis points, which annual amount is then prorated for the Calculation Period in question on the basis of a 360 day year and the actual number of days in such Calculation Period. The LIBOR Rate to be used with respect to the determination of Capitalized Funding Costs during the Interim Period shall be the one (1) month LIBOR Rate.

         2.8  City.  "City" shall mean the City of Hillsboro, Oregon.

         2.9  Collateral.  "Collateral"  shall  have the  meaning  set  forth in
Section 21.16.

         2.10 Commitment Amount. "Commitment Amount" shall mean SIXTY FOUR MILLION and no/100 Dollars ($64,000,000.00).

         2.11 Commitment Component. "Commitment Component" shall mean, for each Calculation Period during the Interim Period, that annual amount equal to the product obtained by multiplying the unused Commitment Amount outstanding from time to time during the Calculation Period in question by .25%, which annual amount is then prorated for the Calculation Period in question on the basis of a 360 day year and the actual number of days in such Calculation Period. Portions of the Commitment Amount shall be deemed to be used (i) as of the date of each Advance by Landlord during the Interim Period, on which date each such Advance shall be added to and become part of the Lease Investment Balance, and (ii) as of the date at the close of each Calculation Period on which the

Capitalized Amount for such Calculation Period is added to and becomes part of the Lease Investment Balance.

         For purposes of calculating the Lease Investment Balance and any other obligations under this Lease, the Commitment Component shall only accrue during the Interim Period and shall cease to accrue following the Construction Period Expiration Date.

         2.12 Construction Management Agreement. "Construction Management Agreement" shall mean that certain Construction Management Agreement of even date herewith between Landlord and Tenant regarding the construction of the Improvements.

         2.13  Construction   Period  Expiration  Date.   "Construction   Period
Expiration Date" shall mean the twentieth (20th) day of the month immediately preceding the month in which the Rent Commencement Date occurs.

         2.14 Contractor. "Contractor" shall mean any construction manager or general contractor hired to construct any portion of the Improvements, which contractor shall be selected by the Construction Manager in its capacity as agent for Landlord under the Construction Management Agreement, and shall be subject to Landlord's approval, which shall not be unreasonably withheld or delayed.

         2.15 Custody Agreement. "Custody Agreement" shall mean that certain Institutional Custody Agreement of even date herewith executed by and between Landlord and SBNYTC.

         2.16 Default Rate. "Default Rate" means with respect to the Lease Investment Balance, the one (1) month LIBOR Rate plus 230 basis points. Notwithstanding the foregoing, in the event that the foregoing Default Rate shall be in violation of any usury or similar law, then the Default Rate shall be reduced to the extent necessary to cause the Default Rate to comply with any usury or similar law.

         2.17 Entity. "Entity" shall mean any person, corporation, partnership (general or limited), joint venture, association, limited liability company, joint stock company, trust or other business entity or organization.

         2.18 Event of Default. "Event of Default" shall have the meaning set forth in Section 19.1.

         2.19 Guaranteed Residual Value: "Guaranteed Residual Value" shall mean eighty-five percent (85%) of the Lease Investment Balance.

         2.20 Improvements. "Improvements" shall mean any and all improvements which Tenant shall, as construction agent for Landlord, cause to be erected, constructed or situated upon the Land or any part thereof during the Term using funding provided by or through Landlord in an amount not to exceed SIXTY FOUR MILLION and No/100 Dollars ($64,000,000.00) under and pursuant to the terms of the Construction Management Agreement, including tenant improvements, electrical, mechanical and plumbing, clean room improvements, computer floors, process piping, equipment housing, DI water system, chemical waste storage and treatment system. Notwithstanding anything contained herein, the term "Improvements" shall not include any Tenant's Property.

         2.21 Interim. "Interim Period" shall have the meaning set forth in the Basic Lease Provisions.

         2.22 Initial Advance. Initial Advance shall mean the amounts described in Exhibit B pertaining to execution of the Ground Lease and this Lease, and such other amounts as are set forth in Tenant's Draw Request.

         2.23 Land. "Land" shall have the meaning set forth in the Basic Lease Provisions.

         2.24 Lease Inception Date. "Lease Inception Date" shall mean the Date of Lease.

         2.25 Lease Investment Balance. "Lease Investment Balance" shall mean, at the time in question, the aggregate amount of all Advances made by Landlord plus any outstanding Capitalized Amount (as described in Section 2.6 above) not yet added to the Lease Investment Balance reduced by the following: (1) the aggregate of all amounts received by Landlord pursuant to the provisions of
Article 16 (Eminent  Domain),  and Article 17 (Damage or  Destruction),  Section
19.3 (Landlord's Remedies),  Section 20.1 (Option to Purchase Premises),  and/or
Section 20.2 (Termination Option); and (2) the aggregate of all amounts received by Landlord in respect of this Lease or the Improvements or any related agreement (including, without limitation, the Pledge Agreement) that are not otherwise applied to reduce the Lease Investment Balance and which constitute a repayment or reduction of the amounts placed at risk by the Landlord whether through realization upon the Collateral or otherwise, excluding for purposes of this clause amounts paid as rent hereunder, reimbursement for expenses, fees and similar items incurred by Landlord and payable by Tenant to Landlord under the Transaction Documents and the SBLF Mortgage.

         2.26 Legal Requirements. "Legal Requirements" shall mean all statutes, codes, laws, acts, ordinances, orders, judgments, decrees, injunctions, rules, regulations, permits, licenses, authorizations, directions and requirements of all federal, state, county, municipal and other governments, departments, commissions, boards, courts, authorities, officials and officers, which now or at any time hereafter are applicable to this Lease or applicable to and enforceable against the Premises, the Improvements or any part thereof, as applicable.

         2.27 LIBOR Rate. "LIBOR Rate" shall mean, for each Borrowing Period as defined below, the annualized rate determined by The Sumitomo Bank, Limited as the rate that would be offered to The Sumitomo Bank, Limited's San Francisco or New York office for U.S. dollar deposits in the London Interbank Market as quoted for the mid-morning average LIBOR Rate published by Reuters Monitoring Systems for the particular Borrowing Period (rounded upwards, if necessary, to the next higher 1/16th of 1%) for deposits by The Sumitomo Bank, Limited of immediately available dollars in the London Interbank Market on the day two (2) Business Days preceding the first day of the term of that Borrowing Period. In the event the Reuters quote is not available, the British Banker's Association's Interest Settlement Rate shall be used. "Borrowing Period" shall mean (i) 1 month during the Interim Period, and (ii) 1, 3, 6, 9 or 12 months as selected by Tenant from time to time during the balance of the Term at least two (2) business days prior to the end of the then current Borrowing Period (provided that, if Tenant fails to so select a Borrowing Period prior to the end of the then current Borrowing Period, a Borrowing Period of one (1) month shall be deemed to have been selected by Tenant); provided, however, that (X) during the Interim Period there shall not be more than one (1) LIBOR Rate in effect at any time, and (Y) from and after the Construction Period Expiration Date, there shall not be more than three (3) LIBOR Rates in effect at any time. Landlord and Tenant acknowledge that more than one LIBOR Rate may be in effect at any time during the Term with respect to portions of the outstanding Lease Investment Balance as designated by Tenant at the time that a particular Borrowing Period is designated, and the calculation of monthly Capitalized Funding Costs or Base Rent, as the case may be, shall be based upon the LIBOR Rates applicable to the portions of the Lease Investment Balance so designated.

         2.28 Notice. "Notice" shall mean a written advice, request, demand or notification required or permitted by this Lease, as more particularly provided in Section 21.3.

         2.29 Official Records. "Official Records" shall mean the official records of Washington County, Oregon.

         2.30 Permitted Title Exceptions. "Permitted Title Exceptions" shall mean the following: (1) the exceptions set forth in Exhibit C; (2) any exceptions created or caused by Tenant or to which Tenant consents in writing;
(3) taxes and assessments (excluding Landlord's Taxes as defined in Section 8.1 below) not yet due and payable; (4) the SBLF Mortgage; (5) all title defects, liens, encumbrances, deeds of trust, mortgages, rights-of-way, and restrictive covenants and conditions affecting the Land unless any of the foregoing arise as a result of Landlord's actions or with Landlord's written consent

(unless such actions taken or consent given by Landlord are requested in writing by Tenant); and (6) this Lease.

         2.31 Pledge Agreement. "Pledge Agreement" shall mean that certain Pledge Agreement of even date herewith executed by and between Tenant and Landlord.

         2.32 Premises. "Premises" shall have the meaning set forth in the Basic Lease Provisions.

         2.33 Real Estate Taxes. "Real Estate Taxes" shall have the meaning set forth in Section 8.1(b).

         2.34 Rent Commencement Date. "Rent Commencement Date" shall have the meaning set forth in the Basic Lease Provisions.

         2.35 Rent Payment Date. "Rent Payment Date" shall have the meaning set forth in Section 7.1.

         2.36 Required Permits. "Required Permits" shall mean each and every building and development permit including, without limitation, demolition permits, site permits and addenda thereto (including, without limitation, foundation permits and structural permits), temporary and final occupancy permits and any other governmental or quasi-governmental approvals which must be issued by any governmental authority, department, commission, board, official or officer as a condition precedent to construction and occupancy of any Improvements.

         2.37 SBLF Mortgage. "SBLF Mortgage" shall mean that certain mortgage executed by Tenant in favor of Landlord of even date herewith.

         2.38  SBNYTC.  "SBNYTC"  shall  mean  Sumitomo  Bank of New York  Trust
Company.

         2.39 Taking. "Taking" shall have the meaning set forth in Section 16.1.

         2.40 Tenant's Property. "Tenant's Property" shall mean any process equipment, fixtures, furniture, furnishings, or trade fixtures which are purchased or constructed with funds of Tenant and not purchased, paid for, or otherwise financed by Advances made by Landlord, whether or not installed upon the Land.

         2.41 Term. "Term" shall have the meaning set forth in the Basic Lease Provisions.

         2.42 Terminology. All personal pronouns used in this Lease shall include all other genders. The singular shall include the plural and the plural shall include the singular. Titles of Articles, Sections and Subsections in this Lease are for convenience only and neither limit nor amplify the provisions of this Lease, and all references in this Lease to Articles, Sections or Subsections shall refer to the corresponding Article, Section or Subsection of this Lease unless specific reference is made to the articles, sections or other subdivisions of another document or instrument. The word "days" or "business days" as used herein shall mean business days (i.e., excluding holidays when banks in Oregon, New York, San Francisco and London (with respect to payment of Advances, payment of Basic Rent and the determination of the LIBOR Rate) are generally closed for business and weekends) unless otherwise expressly stated. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with generally accepted accounting principles as in effect from time to time, applied on a basis consistent with the most recent audited consolidated financial statements of the Tenant and its consolidated subsidiaries delivered to Landlord.

         2.43 Transaction Documents. "Transaction Documents" are the Ground Lease, this Lease, the Pledge Agreement and the Construction Management Agreement executed by Landlord and Tenant, concurrently herewith.

                                    ARTICLE 3
                                     DEMISE

         3.1 Premises. Subject to the terms, covenants and conditions contained herein, Landlord hereby subleases the Land and leases the Improvements to Tenant, and Tenant hereby leases from Landlord, the Land and Improvements, together with all rights, privileges, easements and appurtenances relating to the Land and Improvements. Tenant agrees that it shall use the Premises in accordance with all of the terms and conditions of the Ground Lease and shall comply with all terms and conditions of the Ground Lease applicable to tenant thereunder.

                                    ARTICLE 4
                                      TERM

         4.1 Term. The Term of this Lease is specified in Article 1.

         4.2 Holding Over. If Tenant remains in possession of the Premises after the expiration of the Term without executing a new lease, such holding over shall be construed as a tenancy from month-to-month, subject to all terms, covenants and conditions herein contained, and the Base Rent shall be calculated based upon the Default Rate and shall be required to be paid by Tenant during such holding over in the same manner as during the Term.

                                    ARTICLE 5
                          CONSTRUCTION OF IMPROVEMENTS

         5.1 Tenant's Rights to Construct Improvements. All future Improvements to be constructed on the Premises shall be constructed in accordance with the terms and conditions of the Construction Management Agreement. Tenant shall have the right, in accordance with the terms of the Construction Management Agreement, to require Landlord to pay Advances for the construction of any future work of improvement on the Premises by Tenant during the Term, the funding of which by Landlord shall not exceed the aggregate amount of SIXTY FOUR MILLION and No/100 Dollars ($64,000,000.00).

         5.2 Title to and Nature of Improvements. Subject to the provisions of this Lease and the rights of the ground lessor under the Ground Lease, Tenant agrees that any and all Improvements of whatever nature at any time constructed, placed or maintained upon any part of the Land shall be and remain the property of Landlord. Notwithstanding anything contained herein, Tenant shall retain ownership and title to all Tenant's Property.

         5.3 Lien Waivers. Landlord agrees to execute lien waivers in form and substance reasonably satisfactory to Landlord in favor of lessors or lenders leasing, or providing financing for, and of Tenant's Property.

         5.4 Alterations. Tenant shall have the right to make alterations to the Improvements with Landlord's consent, which consent shall not be unreasonably withheld.

                                    ARTICLE 6
                                     FUNDING

         6.1 Request for Construction Funding: Landlord's Obligation to Fund. During the Interim Period, Tenant shall request Landlord to provide Advances for the construction of Improvements in accordance with the Construction Management Agreement and under the terms and conditions of this Lease. Each such request shall be in writing and shall generally describe the nature of the Advance. Landlord shall fund Advances requested by Tenant in accordance with the terms of the Construction Management Agreement. Landlord shall have no obligation to make any further Advances on or after the Construction Period Expiration Date.

         6.2 Exhibit Reflecting Rent Commencement Date. Within thirty (30) days after the Rent Commencement Date, Landlord and Tenant shall execute the "Rent Commencement Date Memorandum" in the form attached hereto as Exhibit D.

                                    ARTICLE 7
                                      RENT

         7.1 Base Rent. Commencing upon the Rent Commencement Date and continuing thereafter throughout the Term, Tenant shall pay Base Rent to Landlord, or at such other place as Landlord may from time to time instruct. Tenant shall pay Base Rent by wire transfer. Landlord shall supply Tenant with such bank account information as Tenant shall require to enable payment by wire transfer of Federal funds or by ACH transfer to the account described in Section
1.12.  Rental  payments  shall be payable  monthly  in arrears on the  twentieth
(20th) day of each successive month, except that the last installment of Base Rent shall be payable on the last day of the Term (each such date shall be a "Rent Payment Date"). No sooner than thirty (30) days or later than ten (10) days prior to the due date for any installment of Base Rent hereunder, Landlord shall deliver to Tenant a Notice indicating the exact dollar amount of the Base Rent that is due on such due date ("Invoice"). If Landlord fails to send the Invoice, Tenant shall pay the amount shown on the previous month's Invoice.

         7.2 Proration. If the Term expires or is otherwise terminated on other than the twentieth (20th) day of a calendar month, then Base Rent shall be prorated for the period from the immediately preceding Rent Payment Date until the termination date on the basis of actual days elapsed and a three hundred sixty (360) day year.

         7.3 No Abatement of Rent. Except as a consequence of a reduction in the Lease Investment Balance or the terms of Sections 16.1 and 16.2 (Taking) Tenant shall not be entitled to any abatement, diminution, reduction, setoff or postponement of Base Rent as a consequence of any inconvenience to, interruption of, cessation of or loss of Tenant's use or enjoyment of the Premises or as a result of any reason whatsoever.

         7.4 Delinquent Rent. Any Base Rent not paid on the due date shall accrue interest at the Default Rate from the date such Base Rent was originally due until the date such Base Rent is paid. All interest accrued on past due Base Rent shall be due and payable to Landlord at the time the Base Rent is paid, or upon demand by Landlord, if earlier.

         7.5 Additional Rent. Tenant agrees to pay all Additional Rent when it becomes due and payable under this Lease.

                                    ARTICLE 8
                                      TAXES

         8.1        Real Estate Taxes.

                    (a) Tenant shall pay, during the Term of this Lease, directly to the appropriate taxing authority all Real Estate Taxes (as defined below). If the Term expires or otherwise terminates at any time other than the beginning or end of a taxable year, Tenant's obligation to pay Real Estate Taxes shall be prorated on the basis of a 365-day year, so as to include only that portion of the taxable year which is a part of the Term.

                    (b) Except to the extent that Real Estate Tax bills and statements are sent directly to Tenant by the taxing authority, upon receipt by Landlord of the tax bills or statements, Landlord will use reasonable efforts to promptly advise Tenant in writing of all Real Estate Taxes and shall deliver copies of all applicable tax bills or statements to Tenant. Tenant shall pay directly to the taxing authority all Real Estate Taxes prior to the later of (i) thirty (30) days after receipt by Tenant from Landlord of a copy of such bills and statements referred to above, or (ii) five (5) business days prior to delinquency. As used herein, the term "Real Estate Taxes" shall mean any and all taxes, governmental fees and similar charges or assessments levied or assessed against the Improvements and/or the Land including, without limitation, ad valorem taxes and special assessments applicable to real property; provided, however, that Real Estate Taxes shall not include any Landlord Taxes (as defined below). Real Estate Taxes shall also include any and all documentary, transfer, sales, mortgage, recording or similar taxes imposed on Landlord or Tenant in connection with any sale of the Premises to a third party in accordance with this Lease following an Event of Default by Tenant or in a transaction to which Tenant is a party. As used herein, the term "Landlord Taxes" shall mean any and all franchise, gains, gift, succession, excess profits, gross receipts, revenue, estate, rental, income or similar taxes or taxes in lieu thereof imposed upon Landlord or any party other than Tenant (or an affiliate thereof) and any withholding tax imposed as a collection device for, in lieu of, or otherwise related to any of the foregoing without regard to whether such tax is required to be collected by Tenant and without regard to whether Tenant would be liable for such withholding tax in the event it failed to so withhold. For purposes of the foregoing, an income tax shall include, without limitation, any tax imposed under the United States Internal Revenue Code or ORS Chapters 314 and 317, as well as any tax which could qualify as an "income tax" under United States Treasury Regulation Section 1.901-2 (except to the extent any such statute or regulation is subsequently modified to include a tax or other governmental charge of a materially different type and nature from the taxes currently described therein) and any income tax which may be payable under the laws of any jurisdiction either now or in the future. Real Estate Taxes for any given tax year shall exclude assessment installments that are not due and payable during such tax year.

         8.2  Personal  Property  Taxes.   Tenant  shall  pay  directly  to  the
appropriate taxing authorities prior to delinquency any and all taxes and assessments levied or assessed during the Term upon or against Tenant's furniture, equipment, trade fixtures and any other personal property in the Premises.

         8.3 Right to Contest. Tenant shall not be required to pay any Real Estate Taxes or any other taxes for which Tenant is liable hereunder (including, without limitation, any taxes for which Tenant is required to indemnify Landlord under Section 22.1) (including penalties and interest), so long as (i) Tenant shall contest the same or the validity thereof by appropriate legal proceedings in such a manner to prevent the tax sale of any portion of the Premises and (ii) the position to be taken by Tenant pursuant to such contest would have a realistic possibility of success if litigated. For purposes of this Lease, Tenant may conclusively establish that a position to be taken in a contest would have a realistic possibility of success if litigated by providing to Landlord a letter from counsel stating an opinion to such effect. In the event of any such contest, Tenant shall, within thirty (30) days after the final determination thereof, pay and discharge the amounts determined to be due in accordance therewith and with the provisions of this Lease, together with any penalties, fines, interest, costs and expenses that may have accrued thereon or that may have resulted from Tenant's contest. Tenant also shall have a right to contest any taxes for which it is liable hereunder, but with regard to which the position to be taken pursuant to such contest would not have a realistic possibility of success if litigated, provided that Tenant pays such taxes on or prior to the date upon which such taxes are asserted to be due by the relevant governmental authority. Notwithstanding the foregoing provisions of this Section 8.3, Tenant shall have an unconditional right to contest (without prior payment) any taxes imposed by law upon Tenant rather than upon Landlord. Tenant's decision to pay any taxes prior to contesting its or another party's underlying liability therefore shall not be deemed to imply or suggest that the position to be taken in such contest would not have a realistic possibility of success if litigated. Landlord shall cooperate fully with Tenant in connection with the exercise of Tenant's right of contest contained herein, and in the event that applicable law shall require that Landlord, rather than Tenant, pursue legal proceedings for such contest, Landlord will initiate and pursue such contest upon Tenant's request and in accordance with Tenant's instructions (including, without limitation, Tenant's instructions as to the selection of legal counsel and matters of strategy or settlement); provided, however, that Landlord shall not be subject to any liability for the payment of any costs or expenses in connection with any such contest or proceedings, and Tenant will indemnify and save harmless Landlord from any such costs and expenses (including, without limitation, reasonable attorneys' fees, costs of court and appraisal costs), reimbursing Landlord therefor upon demand (or paying such costs and expenses directly when due, all as directed by Landlord). Tenant shall be entitled to any refund of any taxes and penalties or interest from any governmental authority to the extent the refund represents monies paid to the governmental authority by Tenant or paid by Landlord and reimbursed by Tenant.

         8.4 Additional Charges. All payments made by Tenant under this Lease shall be made free and clear of, and without reduction or withholding for or on account of, any present or future taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed pursuant to any Legal Requirement, excluding, however, any Landlord Taxes (all such nonexcluded taxes, levies, imposts, deductions, charges or withholdings being hereinafter called "Additional Charges"). Tenant shall be responsible for the payment of any such Additional Charges; and if any such Additional Charges are required to be withheld from any amounts payable to Landlord hereunder, then the amounts so payable to Landlord shall be increased by an amount ("Additional Amount") necessary to yield to Landlord (after payment of all Additional Charges) the Base Rent and other amounts payable hereunder at the rates or in the amounts specified in this Lease. Whenever any Additional Charges are required to be withheld by Tenant, such Additional Charges shall be deducted or withheld by Tenant, and shall be paid by Tenant to the appropriate governmental authority in accordance with applicable Legal Requirements. As promptly as possible thereafter, Tenant shall send to Landlord for its own account a copy of an original official receipt (or other evidence of payment) received by Tenant showing payment thereof. If Tenant is required to pay Landlord any Additional Amount, Landlord shall use its best efforts (consistent with its internal policy and legal and regulatory restrictions) to change its jurisdiction if the making of such a change would avoid the need for, or reduce to the greatest extent possible the amount of, any such Additional Amount which may thereafter accrue and would not, in the reasonable judgment of Landlord be otherwise disadvantageous to Landlord. If Landlord subsequently receives a refund of any Additional Amounts, or if such Additional Amounts result in a net benefit to Landlord, the amount of such refund or net benefit shall be paid to Tenant within 30 days of the receipt of such refund or net benefit; provided, however, that the payment to Tenant shall not exceed the Additional Amount to which the refund or net benefit relates. The agreements in this Section 8.4 shall survive the termination of this Lease with respect to any Additional Charges that become due during the Term.

                                    ARTICLE 9
                                    INSURANCE

         9.1 Liability Insurance. At all times during the Term, Tenant shall obtain at Tenant's sole cost and expense a policy or policies of comprehensive general liability insurance on an "occurrence" basis against claims for "personal injury" liability, including bodily injury, death or property damage liability. The liability insurance policy shall contain coverage limits no less than the following: (1) One Million Dollars ($1,000,000) per person; (2) One Million Dollars ($1,000,000) per incident; and (3) One Million Dollars ($1,000,000) for property damage.

         9.2 Builders' Risk Insurance. With respect to any Improvements which may be under construction and not yet covered by insurance under the terms of
Section 9.3,

Tenant shall maintain or cause to be maintained a policy or policies of builders' risk insurance in an amount equal to the value upon completion of the work (exclusive of land, foundation, excavation, grading, landscaping, architectural and development fees and other items customarily excluded from such coverage), insuring against the risks customarily insured against under such insurance, including fire, vandalism, malicious mischief, sprinkler leakage, lightning, and windstorm.

         9.3 All-Risk Insurance. With respect to any completed Improvements or any other improvement now or hereafter situated on the Land, prior to the termination of the builders' risk insurance required by Section 9.2, and at all times thereafter, Tenant shall, at Tenant's sole cost and expense, obtain and maintain, or cause to be obtained and maintained, (a) a policy or policies of all-risk insurance covering the Improvements, providing coverage against loss or damage by fire, vandalism, malicious mischief, sprinkler leakage, lightning, windstorm, and other insurable perils, as, under good insurance practice, from time to time are insured against under all-risk coverage for properties of similar character, age and location in an amount or amounts not less than one hundred percent (100%) of the then actual replacement cost (exclusive of land, foundation, excavations, grading, landscaping, architectural and development fees and other items customarily excluded from such coverage and without any deduction for depreciation); (b) standard earthquake coverage, with a deductible not to exceed ten percent (10%) of the insured amount; and (c) standard flood coverage. Provided, however Tenant may elect not to obtain earthquake insurance, in which case Tenant shall covenant to pay the cost of repairing damage to the Improvements caused by an earthquake.

         9.4 General Requirements. The insurance required under this Article 9 may be furnished under a "primary" policy and an "umbrella" policy or policies. Landlord shall be named as an additional insured under Tenant's policy of insurance required under Section 9.1; and such policies shall contain an endorsement for cross-liability coverage. Tenant shall furnish Landlord with certificates from Tenant's insurers with respect to the insurance required to be carried hereunder on or before the date such insurance is required to be carried. The certificates shall state that such insurance is in full force and effect and that coverage will not be reduced in any amount or otherwise limited or cancelled without thirty (30) days' prior written notice to Landlord. Renewal certificates shall be furnished to Landlord not less than thirty (30) days prior to the expiration of each such policy, provided, however, that Tenant shall not be required to provide Landlord with such renewal certificates prior to the expiration of each such policy so long as (i) Tenant provides Landlord with reasonable assurances within ten (10) days prior to the expiration of each such policy that there will be no lapse in the insurance coverage provided under such policy, and (ii) Tenant provides Landlord with such renewal certificates within ten (10) days following the expiration of each such policy. Any blanket insurance policy or policies that insure Tenant against the risks and for the amounts herein specified shall be deemed to satisfy the obligation of Tenant hereunder, provided that any such policy of blanket insurance shall specify the amount of the total insurance allocated to the risks required to be insured hereunder and such allocated amount meets the requirements of this Article 9. All insurance required by this Article 9 shall be with an insurance company licensed to do business in the State of Oregon with a general policyholder's rating, as rated by the most current available "Bests" Insurance Reports, and no less than A/III and non-contributing.

         9.5 Waiver of Subrogation. Notwithstanding anything to the contrary contained herein, to the extent permitted by law and so long as any insurance coverage maintained by Tenant is not diminished by reason thereof, Tenant hereby
(a) releases and waives any rights it may have against Landlord and its officers, agents and employees on account of any loss or damages occasioned to Tenant, its property or the Premises, and arising from any risk covered by any fire and extended coverage insurance maintained by Tenant, whether or not due to the negligence of Landlord, its agents, employees, contractors, licensees, invitees or other persons, and (b) waives on behalf of any insurer providing such insurance to Tenant any right of subrogation that any such insurer may have or acquire against Landlord or such persons by virtue of payment of any loss under such insurance. Tenant shall use its commercially reasonable efforts to cause its insurance policies to contain a waiver of subrogation clauses in accordance with the foregoing.

         9.6 Indemnity. After receiving written notice from Landlord of a claim (failure to give such notice shall not relieve Tenant of its obligations hereunder unless as a direct result of failure to give such notice), Tenant shall protect, defend, indemnify, hold and save Landlord harmless from and against any and all losses, costs, liabilities or damages (including reasonable attorneys' fees and disbursements and court costs) arising by reason of: (i) any and all injury or death of persons or damage to property against which Tenant is obligated to maintain insurance for the benefit of Landlord pursuant to this
Article 9; (ii) the failure to obtain the waiver of subrogation clause required by Section 9.5 hereof where such clause could have been obtained through the exercise of Tenant's commercially reasonable efforts; or (iii) the invalidation of such insurance policy required to be obtained by Tenant hereunder by Tenant's insurer; provided this subsection (iii) shall not apply to the extent Landlord actually receives insurance for the aforesaid losses, costs, liabilities or damages (including reasonable attorneys' fees and disbursements and court costs but excluding costs, fees or premiums paid by Landlord in connection with such insurance) or to the extent recovery of insurance proceeds is prevented by Landlord's gross negligence. Tenant's duty to indemnify Landlord under this
Section 9.6 shall survive the expiration or earlier termination of this Lease with respect to events occurring during the Term. Landlord agrees to cooperate with Tenant in the defense of any claim undertaken by Tenant pursuant to this Section.

                                   ARTICLE 10
                                       USE

         10.1       Use.

                    (a) Permitted. Tenant may use the Premises for any purpose permitted under the Ground Lease.

                    (b)    Environmental Compliance.

                           1) Defined Terms. The term "Applicable  Environmental
Laws" shall mean any applicable laws, regulations or ordinances pertaining to health or the environment, including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986 or otherwise (as amended, hereinafter called "CERCLA"), the Resource Conservation and Recovery Act of 1976, as amended by the Used Oil Recycling Act of 1980, the Solid Waste Disposal Act Amendments of 1980, the Hazardous and Solid Waste Amendments of 1984 or otherwise (as amended, hereinafter called "RCRA"), and Oregon Toxics Use Reduction and Hazardous Waste Reduction Act (ORS Chapter 465), Oregon Hazardous Waste and Materials II (ORS Chapter 466), Oregon Environmental Quality Generally (ORS Chapter 468), Oregon Air Quality (ORS Chapter 468A), and Oregon Water Quality (ORS Chapter 468B). The terms "hazardous substance" and "release" as used in this Lease shall have the meanings specified in CERCLA, and the terms "solid waste" and "disposal" (or "disposed") shall have the meanings specified in RCRA; provided, in the event either CERCLA or RCRA is amended or superseded by other laws so as to broaden the meaning of any term defined thereby, such broader meaning shall apply subsequent to the effective date of such amendment or other laws: and, provided further, to the extent that the laws of the State of Oregon establish a meaning for "hazardous substance", "release", "solid waste", or "disposal" which is broader than that specified in either CERCLA or RCRA, such broader meaning shall apply.

                           2)  Tenant's  Covenants.  Tenant  will  not  cause or
permit the Premises to be in violation of, or do anything or permit anything to be done which subjects Landlord, Tenant or the Premises to any remedial obligations relating to the Premises under or which creates a valid claim or cause of action against Landlord, Tenant (which relates to the Premises) or the Premises under, any Applicable Environmental Laws, including, without limitation, CERCLA, RCRA, and ORS Chapter 465, assuming disclosure to the applicable governmental authorities of all relevant facts, conditions and circumstances, if any, pertaining to the Premises and Tenant will promptly notify Landlord in writing of any existing, pending or threatened investigation, claim or inquiry of which Tenant has knowledge by any governmental authority in connection with any Applicable Environmental Laws. Tenant shall obtain any permits, licenses or similar authorizations to construct, occupy, operate or use any Improvements, fixtures and equipment at any time located on the Premises by reason of any Applicable Environmental Laws. Tenant will not use the Premises in a manner which will result in the disposal or other release of any hazardous substance or solid waste on or to the Premises in violation of Applicable Environmental Law and covenants and agrees to keep or cause the Premises to be kept free of any hazardous substance, solid waste or environmental contaminants (including, without limitation, arsenic in soil and friable asbestos and any substance containing asbestos deemed hazardous by any Applicable Environmental Law) to the extent required by Applicable Environmental Law, and to remove the amounts of the same (or if removal is prohibited by law, to take whatever action is required by law) promptly upon discovery at Tenant's sole expense to the extent required by Applicable Environmental Law. Tenant shall promptly notify Landlord in writing of any disposal or other release of any hazardous substance, environmental contaminants or solid wastes on or to the Premises or the Improvements in violation of Applicable Environmental Law. In the event Tenant fails to comply with or perform any of the foregoing covenants and obligations, after thirty (30) days' prior written Notice to Tenant, Landlord may, but shall be under no obligation to, cause the Premises to be freed from such hazardous substance, solid waste or environmental contaminants (or if removal is prohibited by law, to take whatever action is required by law) to the extent required by Applicable Environmental Law and the reasonable cost of the removal or such other action shall be a demand obligation owing by Tenant to Landlord pursuant to this Lease. Notwithstanding the foregoing, Landlord shall have no right to cause the removal of such materials and no Event of Default (or default) shall be deemed to have occurred under this Sublease so long as Tenant both: (1) is diligently and in good faith proceeding to comply with Tenant's obligation to remove such amounts of such materials; and (2) has the financial ability to so comply. Subject to the foregoing, Tenant grants to Landlord and Landlord's agents and employees access to the Premises, and the license to remove such hazardous substance, solid waste or environmental contaminants (or if removal is prohibited by law, to take whatever action is required by law to the extent required by Applicable Environmental Law); and except for Landlord's willful misconduct or gross negligence, agrees to indemnify and save Landlord harmless from all reasonable costs and expenses involved and from all claims (including consequential damages) asserted or proven against Landlord by any party in connection therewith. Upon Landlord's reasonable request for "good cause" (defined below), at any time and from time to time during the Term, Tenant will provide at Tenant's sole expense an inspection or audit of the Premises from an engineering or consulting firm approved by Landlord, indicating the presence or absence of any hazardous substance, solid waste or environmental contaminants located on the Premises. If Tenant fails to provide same after sixty (60) days' notice, Landlord may order same, and Tenant grants to Landlord and Landlord's employees and agents access to the Premises and a license to undertake any testing reasonably required to obtain such inspection or audit. The reasonable cost of obtaining such inspection or audit and any expenses incurred by Landlord in connection therewith, shall be a demand obligation owing by Tenant to Landlord pursuant to this Lease. For purposes of this Section 10.1(b)(2), "good cause" shall mean that Landlord shall have reasonable grounds to believe that release or disposal of hazardous substances or solid wastes in violation of Applicable Environmental Law has occurred on the Premises.

                    (c) Compliance With Legal Requirements. Tenant shall at all-times comply with all material Legal Requirements applicable to the Land or any improvements (including the Improvements) now or hereafter situated on the Land and/or the use thereof.

         10.2 Contest of Legal Requirements. Tenant shall have the right at its sole cost and expense to contest the validity of any Legal Requirements applicable to the Premises by appropriate proceedings diligently conducted in good faith; and upon the request of Tenant and at Tenant's sole cost and expense, Landlord will join and cooperate with Tenant in such proceedings. Subject to Section 8.3, and any other provision of this Lease to the contrary notwithstanding, Tenant's right to contest Legal Requirements must be exercised in such a manner as to avoid any exposure of the Premises or any part thereof to foreclosure or execution sale or exposure of Landlord to civil or criminal penalties arising from Tenant's non-compliance with such Legal Requirements. Tenant shall defend and indemnify Landlord against, and hold Landlord harmless from, any and all liability, loss, cost, damage, injury or expense (including, without limitation, attorneys' fees and costs) which Landlord may sustain or suffer by reason of Tenant's failure or delay in complying with, or Tenant's contest of, any such Legal Requirements (or Landlord's contest, if requested in writing by Tenant), and Tenant's duty to indemnify Landlord under this Section
10.2 shall survive the expiration or earlier termination of this Lease.

                                   ARTICLE 11
                             UTILITIES AND SERVICES

         11.1 Services to the Premises. At Tenant's sole cost and expense, Tenant shall make its own arrangements for the provision of all utilities and services to be provided to or consumed on the Premises, including, without limitation, air conditioning and ventilation, service contracts, heating, electric power, telephone, water (both domestic and fire protection), sanitary sewer, storm drain, natural gas and janitorial services, including for the installation, maintenance and repair of service lines and meters to measure Tenant's consumption of such utilities.

                                   ARTICLE 12
               MAINTENANCE AND REPAIRS; SURRENDER OF THE PREMISES

         12.1 Tenant Obligations. Landlord shall have no obligation to maintain the Premises or the Improvements. Tenant shall at all times and at Tenants' sole cost and expense maintain the Premises and Improvements in good repair, normal wear and tear and casualty excepted.

         12.2 Surrender of the Premises. Except as provided in Section 20.1 below, upon the expiration or earlier termination of the Term, Tenant shall surrender the Premises to Landlord in its then "AS-IS" condition, including, without limitation, any condition resulting from: (i) wear and tear; (ii) obsolescence and damage by fire or other casualty, act of God or the elements (subject to the terms of Article 17); (iii) damage that is caused by Landlord, its agents, employees or contractors; and (iv) any improvements, alterations, additions, repairs, replacements, or decorations in, to or of the Premises or on the Land which are not Improvements but which Tenant may elect to remain on the Land or the Premises. Title to all improvements, furniture, furnishings, fixtures, trade fixtures and personal property of Tenant which have not been funded by Landlord pursuant to the terms of Article 6 and located in or upon the Premises or the Land, whether or not affixed to the realty, shall be and remain in Tenant, and at any time during the Term of this Lease, the same may be removed by Tenant, or, at Tenant's abandonment or written election, surrendered with the Premises, in which event title to such surrendered property shall, if Landlord so elects in Landlord's sole discretion, be deemed transferred to Landlord. Any of such property that is not removed from the Premises or the Improvements on or prior to the expiration or earlier termination of this Lease shall be considered abandoned and Landlord may deal with it as Landlord elects.

                                   ARTICLE 13
                                      LIENS

         13.1 Except for claims that Tenant is contesting in good faith in such manner as to avoid any exposure of the Premises or any part thereof to foreclosure or execution sale, Tenant shall promptly pay and discharge all claims for work or labor done, supplies furnished or services rendered to the Premises, and shall keep the Premises free and clear of all mechanics' and materialmen's liens in connection therewith.

                                   ARTICLE 14
                             ASSIGNMENT BY LANDLORD

         14.1 Further Mortgages or Encumbrances by Landlord. Except for the SBLF Mortgage (which is hereby approved by Tenant), Landlord shall not cause or create any mortgages, deeds of trust, encumbrances or exception to exist with respect to the Premises at any time.

         14.2 Landlord's Right to Sell. Landlord may not transfer all or any portion of its right, title and interest in the Premises; provided, however that nothing contained in this Lease shall be deemed in any way to limit, restrict or otherwise affect the right of Landlord at any time and from time to time to sell or transfer all but not less than all of its right, title and estate in the Premises and the Transaction Documents to: (1) a Landlord Affiliate or another financial institution (excluding, however, a non-substantive entity that is formed specifically for purposes of owning the Premises subject to this Lease and has no other substantive operations) with a capitalization in excess of $50,000,000; or (2) if an Event of Default at the time of such sale or transfer, to any Entity. Any sale or transfer by Landlord whatsoever shall by its express terms recognize and confirm the right of possession of Tenant to the Premises and Tenant's other rights arising out of this Lease shall not be affected or disturbed in any way by any such sale, transfer, assignment or conveyance (except for any disturbance resulting from a foreclosure sale conducted pursuant to the laws of the State of Oregon at which independent third party bids were permitted pursuant to the SBLF Mortgage), and any transferee shall expressly assume in writing all obligations of Landlord to be performed following the date of transfer.

         14.3 Transfer of Funds and Property. At each time Landlord sells, assigns, transfers or conveys the entire right, title and estate of Landlord in the Premises and in this Lease, Landlord shall turn over to the transferee any funds or other property then held by Landlord under this Lease and thereupon all the liabilities and obligations on the part of the Landlord under this Lease arising after the effective date of such sale, assignment, transfer or conveyance shall terminate as to the transferor and be binding upon the transferee.

                                   ARTICLE 15
                            ASSIGNMENT AND SUBLEASING

         15.1       Right to Assign.

                    (a) Tenant's  Right.  Provided that Tenant is not in Default under this Lease or if Tenant is in Default, provided that Tenant cures the Default in connection with the assignment, Tenant shall have the right, at any time and from time to time during the Term, to assign all or any portion of its right, title and estate in the Premises and in this Lease without approval by Landlord. Any such assignee, immediate or remote, shall have the same right of assignment. Any such assignment shall be evidenced by a written instrument, properly executed and acknowledged by all parties thereto and, at Tenant's election,  duly  recorded  in the  Official  Records,  wherein  and  whereby the assignee assumes all of the obligations of Tenant under this Lease. Notwithstanding any such assignment and assumption or any sublease permitted under Section 15.2 hereof, Tenant shall remain primarily liable for all obligations and liabilities on the part of Tenant theretofore or thereafter arising under this Lease.

                    (b) Notice. Tenant shall, promptly after execution of each assignment, notify Landlord of the name and mailing address of the assignee and shall, on demand, permit Landlord to examine and copy the assignment agreement.

         15.2       Right to Sublet.

                    (a) Tenant's Right. Tenant shall have the right, at any time and from time to time during the Term, to sublet all or any portion of the Premises and to extend, modify or renew any sublease without the approval of Landlord. Without the limiting the generality of the foregoing, and not withstanding anything contained in Section 15.3, Tenant shall have the right to sublet all or any portion of the Premises to the State of Oregon (or any political subdivision thereof) in connection with any transaction resulting in the issuance of municipal financing or the obtaining of an exemption from the payment of real property taxes; and further provided that in connection with any such transaction, the State of Oregon (or political subdivision thereof) may lease such portion of the Premises back to Tenant without the necessity of first obtaining the consent of Landlord.

                    (b) Notice. Tenant shall, promptly after execution of each sublease, notify Landlord of the name and mailing address of the subtenant and shall, on demand, permit Landlord to examine and copy the sublease.

         15.3 Mortgage by Tenant. Tenant shall not have the right to mortgage, pledge or otherwise encumber all or any portion of the right, title and estate of Tenant in the Premises or in this Lease, without the consent of Landlord.

                                   ARTICLE 16
                                 EMINENT DOMAIN

         16.1 Total or Substantial Taking. If title or access is taken for any public or quasi-public use, or under any statute or by right of condemnation or eminent domain, or by sale in lieu thereof (a "Taking") with respect to all of the Premises, or if title to so much of the Premises or access thereto is Taken, or if the Premises or access thereto is damaged, blocked or impaired by the Taking, so that, in Tenant's reasonable discretion, the Premises or access thereto, even after a reasonable amount of reconstruction thereof, will no longer be suitable for construction of Improvements for the conduct of Tenant's (and/or Tenant's subtenants') business, then in any such event, this Lease shall terminate on the date of such Taking.

         16.2 Partial Taking. If any part of the Premises, or access thereto, shall be Taken, and the Premises or the remaining part thereof and access thereto will be, in Tenant's reasonable discretion, suitable for construction of Improvements for the conduct of Tenant's (and/or Tenant's subtenants') business in a manner consistent with the conduct of such business prior to such Taking, all of the terms, covenants and conditions of this Lease shall continue, except that Base Rent shall be adjusted to reflect the decreased Lease Investment Balance remaining after application thereto of the award made to Landlord for such Taking.

         16.3 Temporary Taking. If the whole or any part of the Premises is Taken for temporary use or occupancy, this Lease shall not terminate by reason thereof and

Tenant shall continue to pay, in the manner and at the times herein specified, the full amount of the Base Rent payable by Tenant hereunder, and, except only to the extent that Tenant may be prevented from so doing by reason of such Taking, Tenant shall continue to perform and observe all of the other terms, covenants and conditions hereof on the part of Tenant to be performed and observed, as though the Taking had not occurred. In the event of any such temporary Taking, Tenant shall be entitled to receive the entire amount of the award made for the Taking, whether paid by way of damages, rent or otherwise. If the temporary Taking is for a term in excess of thirty (30) days, then the Taking shall be treated as a permanent Taking and be governed by Sections 16.1 or 16.2, as applicable.

         16.4 Damages. The compensation attributable to the Premises (in each case the compensation or value shall be determined as of the date of the Taking) awarded or paid upon any Taking (other than a temporary Taking, which shall be governed by Section 16.3), whether awarded to Landlord, Tenant, or both of them, shall be held by Landlord to be applied against the Lease Investment Balance, including all accrued and unpaid Base Rent and Additional Rent. Any compensation in excess of the Lease Investment Balance plus all accrued and unpaid Base Rent and Additional Rent shall be paid to Tenant.

         16.5 Notice and Execution. Immediately upon service of process upon Landlord or Tenant in connection with any Taking relating to the Premises or any portion thereof or access thereto, each party shall give the other Notice thereof. Each party agrees to execute and deliver to the other all instruments that may be required to effectuate the provisions of this Article 16. Tenant reserves the right to appear in and to contest any proceedings in connection with any such Taking. Tenant shall immediately reimburse Landlord on demand for all reasonable out-of-pocket costs and expenses incurred by Landlord in complying with Landlord's obligations under this Section 16.5.

                                   ARTICLE 17
                              DAMAGE OR DESTRUCTION

         17.1 Casualty. If any of the improvements (including the Improvements) now or hereafter situated on the Land are damaged or destroyed by fire or other casualty, except as provided to the contrary in Section 17.2, this Lease shall continue in full force and effect without any abatement or reduction in Base
Rent, and Tenant, at Tenant's election, shall either (a) restore the improvements substantially to their condition prior to the damage or destruction, or such other condition as Tenant shall elect, subject to Landlord's approval in accordance with the terms of paragraph 12 of the Construction Management Agreement, which shall not be unreasonably withheld, or
(b) not restore the improvements, but perform, or cause to be performed, at Tenant's sole cost and expense, any work or service required by any Legal Requirement for the protection of persons or property from any risk, or for the abatement of any nuisance, created by or arising from the casualty or the damage or destruction caused thereby.

         17.2 Termination of Lease. In the case of: (a) any damage or casualty of the Building, which in the good faith judgment of Tenant's Board of Directors would render the Building either unsuitable or uneconomic for restoration or continued use by Tenant; (b) the damage or destruction of all or substantially all (as determined in good faith by Tenant's Board of Directors) of the Building; or (c) the damage or destruction of the Building where restoration cannot (as determined in good faith by Tenant's Board of Directors) reasonably be completed either within 365 days or prior to the expiration of the Term, then Tenant may elect to terminate this Lease. In the event Tenant terminates the Lease pursuant to the preceding sentence, Tenant shall purchase Landlord's interest in the Premises for a purchase price equal to the Purchase Price for the Premises as such Purchase Price is defined in Section 20.1. The purchase of Landlord's interest in the Premises shall be pursuant to the terms of Section 20.1, as applicable to the Premises. Upon the completion of such purchase, this Lease and all obligations hereunder in respect of the Premises shall terminate.

         17.3 Insurance Proceeds. In the event of any fire or other casualty, the proceeds of any insurance policies maintained by Tenant pursuant to Section
9.2 or 9.3 shall be held, applied and dealt with as follows:

                    (a) Any proceeds (per occurrence) of such policies attributable to the Improvements below the amount of Five Hundred Thousand Dollars ($500,000) or any proceeds directly attributable to improvements constructed on the Property by Tenant solely with its own funds shall be paid directly to Tenant and applied and used as Tenant may direct in its sole discretion for any construction, restoration or reconstruction purposes in connection with any improvements located on the Land which were destroyed, damaged or affected by such casualty. Any portion of such proceeds which Tenant does not want to use (subject to the terms of Section 17.3(c)) for any construction, restoration or reconstruction shall be paid as follows (the order of payment as set forth below shall be the "Distribution Formula"): (1) to Landlord (but only to the extent of the then-existing Lease Investment Balance); and (2) with any remaining excess to be paid to Tenant.

                    (b) Any proceeds (per occurrence) of such policies attributable to the Improvements greater than Five Hundred Thousand Dollars ($500,000) shall be paid to an escrow agent ("Escrow Agent") mutually agreeable to the parties (but such escrow agent shall not be a party which is related to or affiliated with either of the parties to this Lease, but shall be bound by the terms of this Article 17). Such proceeds shall be invested by the Escrow Agent as Tenant may direct (provided, however, that such proceeds may not be invested in any securities or any debt obligations issued by Tenant). Such proceeds shall be paid by the Escrow Agent to Tenant (or to third parties as Tenant may direct), as Tenant may direct from time to time as restoration, construction or rebuilding progresses to pay the cost of any restoration, construction or rebuilding which Tenant elects to take place on the Land or any Improvements located upon the Land, so long as Landlord reasonably determines that the following conditions are satisfied at the time of such request for payment by Tenant: (i) the sum requested has been paid or is then due and payable or will become due and payable within thirty (30) days; (ii) Tenant has the financial ability (taking into account the insurance proceeds held by the Escrow Agent) to complete the restoration, construction or rebuilding which Tenant has elected to perform; (iii) Landlord has approved the plans, if any, relating to the restoration of Improvements; and (iv) in Landlord's reasonable judgment, such restoration work which Tenant desires to perform in connection with the Improvements can be completed prior to the expiration of the Term.
Landlord shall promptly upon request instruct the Escrow Agent to make the payments requested by Tenant unless one of the four (4) conditions described above is not satisfied at the time of such request. Any excess insurance proceeds existing after either Tenant's completion of the restoration, construction or rebuilding which Tenant elects to perform or Tenant's failure to comply with the funding condition described in subitems (i), (ii), (iii) and
(iv) immediately above in this Section 17.3(b), shall be paid pursuant to the Distribution Formula. If Tenant elects to terminate this Lease, Tenant may use any insurance proceeds to pay the Purchase Price described in Section 17.2, and all rights of Landlord in insurance proceeds not used to pay the Purchase Price shall be assigned to Tenant by Landlord at the time Tenant purchases Landlord's interest in the Premises.

                    (c) If either: (1) Tenant has not delivered written notice to Landlord within ninety (90) days after reaching final written settlement with all insurance companies regarding the amount of proceeds to be paid for the casualty in question, pursuant to which notice Tenant elects to either exercise some or all of its termination rights under Section 20.2 and/or to fully or partially repair or restore pursuant to Section 17.1; or (2) Landlord reasonably believes that Tenant has abandoned reconstruction or restoration work which Tenant may have elected to perform (and Tenant shall have failed to diligently recommence reconstruction or restoration work which Tenant is then able to perform within thirty (30) days after Tenant's receipt from Landlord of a Notice of Landlord's belief of Tenant's abandonment of the reconstruction or restoration work); then, in either case, the proceeds attributable to the Improvements shall be paid pursuant to the Distribution Formula.

                    (d) Any  insurance  proceeds  paid to  Landlord  under  this
Article 17 shall reduce the Lease Investment Balance by a like amount.


                                   ARTICLE 18
                                 QUIET ENJOYMENT

         18.1 Quiet Enjoyment. Landlord covenants to secure to Tenant the quiet possession of the Premises for the full Term against all persons claiming the same, by, through or in the right of Landlord, subject to Landlord's rights and remedies under Article 9 upon an Event of Default by Tenant. The existence of any Permitted Title Exceptions shall not be deemed to constitute a breach of Landlord's obligations hereunder.

Tenant shall, immediately upon demand, reimburse Landlord for all reasonable costs, expenses and damages incurred or paid by Landlord in the performance of Landlord's obligations under this Article 18 (except for any costs, expenses or damages arising from any Landlord Liens or Landlord's willful breach of this Lease).


                                   ARTICLE 19
                                     DEFAULT

         19.1 Default. Each of the following events shall constitute an event of default ("Event of Default") by Tenant:

                    (a) Failure to Pay Base Rent. Tenant's failure to pay any Base Rent within five (5) days after the due date.

                    (b) Failure to Pay Additional Rent. Tenant's failure to pay any Additional Rent which is due to Landlord within five (5) days after the due date under this Lease (which due date shall be the date of Tenant's receipt of Notice from Landlord that such Additional Rent is due).

                    (c) Failure to Carry Insurance. Tenant's failure to carry any policy of insurance required by Article 9, and Tenant shall not cure such failure prior to ten (10) days after written notice thereof is sent to Tenant. If such failure is susceptible of cure but cannot with reasonable diligence be cured within such ten day period, and if Tenant shall promptly have commenced to cure the same and shall thereafter prosecute the curing thereof with reasonable diligence, the period within which such failure may be cured shall be extended for such further period (not to exceed an additional ten days beyond the initial ten days cure period) as shall be reasonably necessary for the curing thereof.

                    (d) Insolvency.  Subject to Section 19.2, the occurrence of:
(i) an assignment by Tenant for the benefit of creditors generally; or (ii) the filing of a voluntary or involuntary petition by or against Tenant under any present or future applicable federal, state or other statute or law having for its purpose the adjudication of Tenant as a bankrupt; (iii) the appointment of a receiver, liquidator or trustee for all or a substantial portion of the Premises by reason of the insolvency or alleged insolvency of Tenant; or (iv) the taking of possession by any department of city, county, state or federal government, or any officer thereof duly authorized, of all or a substantial portion of the Premises by reason of the insolvency or alleged insolvency of Tenant; and Tenant's failure to timely give any Notice it is permitted to give pursuant to
Section 19.2 (or, in the event Tenant gives timely Notice and pursues a contest under Section 19.2, Tenant's failure to finally prevail in the contest).

                    (e) Failure to Replenish Under Pledge Agreement. Tenant's failure to replenish the collateral under the Pledge Agreement (as defined in Section 2.31) after the notice and cure periods provided in the Pledge Agreement.

                    (f) Breach of Construction Management Agreement. A material breach by Tenant of its obligations under the Construction Management Agreement, and Tenant shall not cure such failure prior to ten (10) days after written notice thereof is sent to Tenant. If such failure is susceptible of cure but cannot with reasonable diligence be cured within such ten day period, and if Tenant shall promptly have commenced to cure the same and shall thereafter prosecute the curing thereof with reasonable diligence, the period within which such failure may be cured shall be extended for such further period (not to exceed an additional ten days beyond the initial ten days cure period) as shall be reasonably necessary for the curing thereof.

                    (g) Breach of Financial Covenants. Tenant's failure, as of the end of each fiscal quarter of Tenant, during the Term of this Lease to maintain a tangible net worth of not less than $224,000,000.00 or to comply with the financial covenants set forth in Section 21.21 below, provided, however, that with respect to compliance with the financial covenants set forth in
Section 21.21, Tenant shall not be in default unless it has received written notice from Landlord of its failure to deliver the required statement within the indicated period of time and has failed to cure such default within five (5) days after receipt of such notice.

                    (h) Default in Payment for other Credit Facility. Tenant's failure to make any payment required of Tenant in connection with any other credit facility of Tenant of $1,000,000 or more, which payment default is not cured within any applicable notice and cure period provided by such credit facility.

                    (i) Default in Payment of Lease Investment Balance. Failure of Tenant to pay to Landlord the Lease Investment Balance at the end of the Term or upon an Event of Default, unless Tenant has elected its option to purchase or terminate under Article 20 obligations thereunder.

         19.2 Contest by Tenant. If upon the filing of any involuntary petition of the type described in Section 19.1(d) or upon the appointment of a receiver, other than a receiver appointed in any voluntary proceeding referred to in
Section 19.1(d), or the taking of possession of all or a substantial portion of the Premises by any department of the city, county, state or federal government, or any officer thereof duly authorized, by reason of the alleged insolvency of Tenant without the consent or over the objection of Tenant, should Tenant desire to contest the same in good faith, Tenant shall, within ninety (90) days after the filing of the petition or after the appointment or taking of possession, give Notice to Landlord that Tenant proposes to make the contest, and the same shall not constitute an Event of Default so long as Tenant shall prosecute the proceedings with due diligence and no part of the Premises shall be exposed to sale by reason of the continuance of the contest.

        19.3  Landlord's  Remedies:   Landlord shall have the remedies specified
below:

                    (a) Continue Lease. In connection with an Event of Default, Landlord shall have the right to enforce, by suit or otherwise, all other covenants and conditions hereof to be performed or complied with by Tenant and to exercise all other remedies permitted under Oregon law or any amendments thereof. Upon application by Landlord, a receiver may be appointed to take possession of the Premises and exercise all rights granted to Landlord as set forth in this Section 19.3.

                    (b) Terminate Lease. In connection with an Event of Default, Landlord may terminate this Lease, by giving Tenant Notice thereof, at any time after the occurrence of such Event of Default and whether or not Landlord has also exercised any right under Section 19.2. In such event Tenant shall be obligated to purchase the Premises for an amount equal to the Purchase Price described in the Purchase Option contained in Section 20.1 below (that is, all accrued Base Rent, Additional Rent and the Lease Investment Balance). Landlord shall also have its other remedies at law (including its rights under the SBLF Deed of Trust), provided, however, that Tenant's obligation to purchase the Premises pursuant to Section 20.3 shall survive any termination of this Lease up through the date of foreclosure sale under the SBLF Mortgage. Notwithstanding the foregoing, after an Event of Default, Landlord shall first proceed with its remedies under the Pledge Agreement prior to selling the Premises at a foreclosure sale pursuant to the SBLF Deed of Trust.

                    (c) Landlord's Continuing Obligation to Sell. Except in the case of a foreclosure under the SBLF Deed of Trust, in the event Landlord obtains possession of the Premises pursuant to the terms of this Lease (because of Tenant's default, Lease expiration, or otherwise), Landlord shall be under a continuing obligation to use its commercially reasonable efforts to sell the Premises to one or more unrelated third parties; provided, however, that Landlord shall not be required to sell or attempt to sell any portion of the Premises (i) in a manner, or under circumstances, that could materially impair Landlord's ability to enforce any of its rights or remedies under this Lease (as determined in Landlord's sole discretion exercised in good faith) or (ii) at a time when market conditions render it inadvisable to sell or attempt to sell the Premises (as determined in Landlord's sole discretion exercised in good faith). Upon the occurrence of any such sale Landlord shall be obligated to pay to Tenant any excess of the amount realized by Landlord in connection with such sale over the Purchase Price (defined below). For purposes of the preceding sentence, the amount realized by Landlord upon a sale of the Premises shall be net of Landlord's sale expenses and other expenses incurred by Landlord to consummate such sale. Landlord's obligation to pay such excess to Tenant shall survive any termination of this Lease. Tenant agrees that the Landlord will be deemed to be acting in good faith if it refuses to sell its interest for less than the excess of the Lease Investment Balance over the Guaranteed Residual Value.

         19.4 No Waiver. No failure by Landlord or Tenant to insist upon the strict performance of any term, covenant or condition of this Lease or to exercise any right or remedy consequent upon a breach thereof and no acceptance of full or partial Rent during the continuance of any breach shall constitute a waiver of any such breach or of the term, covenant, or condition. No term, covenant or condition of this Lease to be performed or complied with by Tenant or Landlord, and no breach thereof, shall be waived, terminated, altered or modified except by a written instrument executed by Landlord and Tenant. No waiver of any breach shall affect or alter this Lease, but each and every term, covenant, and condition of this Lease shall continue in full force and effect with respect to any other then existing subsequent breach thereof.

         19.5 Effect of Assignment. Notwithstanding an Entity's prior assignment or transfer of its interest as Tenant under this Lease, so long as Landlord has been given Notice of such assignment pursuant to Sections 15.1 and 21.3, Landlord shall give such Entity copies of all Notices required by this Article 19 in connection with any Event of Default, and such Entity shall have the period granted hereunder to Tenant to cure such Event of Default, unless such Entity shall have been released from all obligations arising under this Lease. Landlord may not assert any rights against such Entity in the absence of such Notice and opportunity to cure, so long as Landlord has been given Notice of such assignment pursuant to Sections 15.1 and 21.3.

         19.6 Landlord Cure Right. If Tenant fails to perform any covenant or agreement to be performed by Tenant under this Lease, and if the failure or default continues for thirty (30) days after Notice to Tenant (except for emergencies and except for payment of any lien or encumbrance threatening the imminent sale of the Premises or any portion thereof, in which case payment or cure may be made as soon as necessary to minimize the damage to person or property caused by such emergency or to prevent any such sale), Landlord may, but shall have no obligation to, pay the same and cure such default on behalf of and at the expense of Tenant and do all reasonably necessary work and make all reasonably necessary payments in connection therewith including, but not limited to, the payment of reasonable attorneys' fees and disbursements incurred by Landlord. Notwithstanding the foregoing, Landlord shall have no right to cure any such failure to perform by Tenant so long as Tenant: (1) is diligently and in good faith attempting to cure such matter and prosecuting such cure to completion; (2) has the financial ability to so comply; and (3) commenced cure of such matter within thirty (30) days after Tenant's receipt of Notice thereof from Landlord. Failure by Tenant to comply with the above shall allow Landlord to commence in a reasonable and customary manner and in good faith to attempt to cure such matter. Upon demand, Tenant shall reimburse

Landlord for the reasonable amount so paid, together with interest at the Default Rate from the date incurred until the date repaid.


                                   ARTICLE 20
                    TENANT'S OPTION TO PURCHASE OR TERMINATE

         20.1       Option To Purchase Premises.

                    (a) Purchase Option. At any time during the Term, Tenant shall have the option ("Purchase Option") to purchase all of the then-existing Premises. The purchase price ("Purchase Price") for the Premises shall be the sum of accrued and unpaid Base Rent, any accrued and unpaid Additional Rent, plus the Lease Investment Balance.

                    (b) Purchase Option Exercise Notice. If Tenant desires to exercise the Purchase Option, Tenant shall deliver to Landlord thirty (30) days prior written notice ("Purchase Option Exercise Notice") of Tenant's election.

                    (c) Transfer. If Tenant exercises the Purchase Option, the purchase and sale of the Premises shall be consummated as follows:

                                 (i)   Landlord   shall  grant  and  convey  the
Premises to Tenant, its authorized agent or assignee, pursuant to a duly executed and acknowledged assignment and assumption of leasehold interest (as to the Land) and a special warranty deed as to the Improvements (collectively herein the "Deed"), free and clear of all title defects, liens, encumbrances, deeds of trust, mortgages, rights-of-way and restrictive covenants or conditions, of record, placed against the Premises by Landlord except for the Permitted Title Exceptions (excluding the SBLF Mortgage), and any UCC-1 filed or recorded which evidence security interests encumbering the Premises or any part thereof in favor of SBLF, which security interests SBLF shall cause to be released so that they no longer affect the Premises).

                                 (ii) The  Purchase  Price  shall  be paid  upon
delivery of the Deed and any other documents reasonably requested by Tenant to evidence the transfer of the Premises subject to the Permitted Title Exceptions (excluding the SBLF Mortgage, and any UCC-1 filed or recorded which evidence security interests encumbering the Premises or any part thereof in favor of SBLF, which security interests SBLF shall cause to be released so that they no longer affect the Premises) ("Additional Documents"). In the event that Tenant elects to assign the Purchase Option pursuant to Section 20.1(d) below, and Tenant's assignee pays an amount less than the Purchase Price for the Premises, Tenant shall pay to Landlord any excess of the Purchase Price over the amount paid by such assignee. Landlord shall deliver the Deed and the Additional Documents to Tenant on the date for closing specified by Tenant in the Purchase Option Exercise Notice. The closing shall take place at the location and in the manner reasonably set forth by Tenant in the Purchase Option Exercise Notice. Landlord and Tenant agree to cooperate to establish a concurrent closing and release of the security interests so that the Collateral may be used to pay the Purchase Price, if required.

                                 (iii) If Landlord  shall fail to cause title to
be in the condition required in Section 20.1(c)(i) above within the time herein prescribed for the delivery of the Deed, then Tenant shall have the right (in addition to all other rights provided by law) by a written notice to Landlord:
(1) to extend the time in which Landlord shall clear title and deliver the Deed and Additional Documents, during which extension this Lease shall remain in full force and effect, except Tenant shall be released from its obligation to pay
Base Rent during the extension; (2) to accept delivery of the Deed and Additional Documents subject to such title defects, liens, encumbrances, deeds of trust, mortgages, rights-of-way and restrictive covenants or conditions specified and set forth in the Deed and not cleared by Landlord; (3) to rescind, by notice to Landlord and without any penalty or liability therefor, any and all obligations Tenant may have under and by virtue of the Purchase Option or the exercise thereof, whereupon this Lease shall remain in full force and effect;
(4) if the title exception is curable by the payment of money, Tenant may make such payment and such payment shall be a credit against the Purchase Price in favor of Tenant.

                                 (iv) Base Rent shall be  prorated  and paid and
all Additional Rent which is then due and payable shall be paid as of the date title to the Premises is vested of record in Tenant. Tenant shall pay the escrow fees; the recorder's fee for recording the Deed; the premium for the title insurance policy; all documentary transfer taxes; Tenant's attorneys' fees; Landlord's reasonable attorneys' fees; all other costs and expenses incurred by Tenant in consummating the transfer of the Premises; and all reasonable expenses (except as specified in the next sentence) incurred by Landlord in consummating the transfer of the Premises pursuant to this Section 20.1. Landlord shall pay the costs and expenses of clearing title as required by Section 20.1(c)(i).

                    (d)  Assignment.   Tenant  shall  have  the  right,  without
Landlord's consent, to assign this purchase option, in whole, to any Entity at any time, whether or not Tenant also assigns its interest in the Lease.

         20.2       Termination Option.

         (a) Notice. Provided that no Event of Default has occurred and is continuing, no later than six (6) months prior to the expiration of the Term, Tenant may notify Landlord in writing of its election to exercise an option ("Termination Option") to sell the Premises; provided, however that at any time Tenant can rescind its election to exercise its Termination Option if it then exercises its Purchase Option pursuant to Section 20.1 above. The six (6) month period is referred to herein as the "Sales Period".

         (b)  Termination  Option.  After giving the notice set forth in section
(a) above Tenant shall then use its best efforts to sell the Premises for cash to a third party purchaser (who is not an affiliate of Tenant within the meaning of Rule 405 under the Securities Act of 1933) and, if the Premises are not conveyed to such purchaser prior to the expiration of the Term, Tenant shall have no further right to sell the Premises, the Lease shall terminate, Tenant shall immediately vacate the Premises, and quitclaim all interest of Tenant, if any, therein to Landlord.

         (c) Termination Option Procedures. In the event that Tenant elects the Termination Option, Tenant shall use its best efforts throughout the Sales
Period to obtain a purchaser (who is not an affiliate of Tenant as described above) for the Premises. Tenant shall have the exclusive right to market the Premises during the first four (4) months of the Sales Period (the "Exclusive Period"). Landlord may direct Tenant to hire and pay for no more than one (1) commission sales agent after the expiration of the Exclusive Period. Except as otherwise provided below, any sale by Tenant shall be for the highest cash bid submitted to Tenant, including any cash bid submitted by Landlord. The determination of the highest bid shall be made by Landlord prior to the end of the Sales Period. After the end of the Exclusive Period, Landlord may accept any bid solicited by Landlord, Tenant or its agent, in which case Tenant's sales effort may be suspended until the earlier of the closing of such sale on the last day of the Term or revocation or rejection of such cash bid. Notwithstanding the above provisions, Tenant may (i) accept during the Exclusive Period any cash bid (net of expenses of sale) which exceeds the Lease Investment Balance, and (ii) rescind the Termination Option at any time so long as it is exercising its Purchase Option, which shall be prior and superior to an accepted offer from a third party. If Landlord undertakes any sales efforts, Tenant shall promptly reimburse Landlord for any reasonable charges, costs and expenses incurred in such effort, including any commissions, allocated time charges, costs and expenses of internal counsel, external counsel or other attorneys' fees.

         (d) Payments under Termination Option. If Tenant elects the Termination Option, Tenant shall pay to Landlord on the last day of the Term in immediately available funds any Base Rent or Additional Rent due and owing under the Lease. Except as provided in Section 20.2(e), the proceeds (the "Proceeds") of any sale of the Premises pursuant to the Termination Option shall be paid to Landlord upon any such sale without deductions, and not later than the expiration of the Lease Term.

         (e) Procedures Upon Sale under the Termination Option. Any sale pursuant to the Termination Option shall be consummated on the last day of the Term. To the extent the Proceeds exceed the Lease Investment Balance, such excess shall be paid out of escrow to Tenant. Upon payment to Landlord of all amounts due it under this Lease, Landlord shall execute and deliver to the purchaser of the Premises a grant deed in the same manner and subject to the same conditions and obligations as are set forth in Section 20.1(c) above and have the same obligation to deliver title and remove exceptions as set forth in said Section. Except as provided in the second sentence of this subparagraph, the Proceeds shall be applied first to the Lease Investment Balance, Tenant shall reimburse Landlord for the difference between the Lease Investment Balance (calculated immediately prior to receipt of the Proceeds) and the Proceeds, up to the amount of the Guaranteed Residual Value, and Landlord shall have no claim whatsoever to the Proceeds in excess of such amount upon receipt of such Proceeds.

                                   ARTICLE 21
                                  MISCELLANEOUS

         21.1 Relationship. Neither this Lease nor any agreements or transactions contemplated hereby shall in any respect be interpreted, deemed or construed as constituting Landlord and Tenant as partners or joint venturers, one with the other, or as creating any partnership, joint venture, association or, except as set forth in Section 21.2 below, any other relationship other than that of landlord and tenant: and, except as set forth in Section 21.2 below, both Landlord and Tenant agree not to make any contrary assertion, contention, claim or counterclaim in any action, suit or other legal proceeding involving either Landlord or Tenant or the subject matter of this Lease.

         21.2       Form of Transaction: Certain Tax Matters.

                    (a) Landlord and Tenant hereby agree and declare that the transactions contemplated by this Lease are intended to constitute, both as to matters of form and substance:

                                 (i) an operating lease for financial accounting
purposes, and

                                 (ii) a financing  arrangement  (and not a "true
lease") for purposes of Federal, state and local income, property or other forms of tax.

Accordingly, and notwithstanding any other provision of this Lease to the contrary, Landlord and Tenant agree and declare that (A) the transactions contemplated hereby are intended to have a dual, rather than single, form and
(B) all references in this Lease to the "Lease" of the Premises which fail to reference such dual form do so as a matter of convenience only and do not reflect the intent of Landlord and Tenant as to the true form of such arrangements.

                    (b) Landlord and Tenant agree that, in accordance with their intentions and the substance of the transactions contemplated hereby, Tenant (and not Landlord) shall be treated as the owner of the Premises for Federal, state, local income and property tax purposes and this Lease shall be treated as a financing arrangement. Tenant shall be entitled to take any deduction, credit allowance or other reporting, filing or other tax position consistent with such characterizations. Landlord shall not file any Federal, state or local income tax returns, reports or other statements in a manner which is inconsistent with the foregoing provisions of this Section 21.2.

                    (c) Tenant acknowledges that it has retained accounting, tax and legal advisors to assist it in structuring this Lease and Tenant is not relying on any representations of Landlord regarding the proper treatment of this transaction for accounting, income tax or any other Purpose.

         21.3 Notices. Each Notice shall be in writing and shall be sent by personal delivery, overnight courier (charges prepaid or billed to the sender) or by the deposit of such with the United States Postal Service, or any official successor thereto, designated as registered or certified mail, return receipt requested, bearing adequate postage and in each case addressed as provided in the Basic Lease Provisions. Each Notice shall be effective upon being personally delivered or actually received. The time period in which a response to any such Notice must be given or any action taken with respect thereto shall commence to run from the date of personal delivery or receipt of the Notice by the addressee thereof, as reflected on the return receipt of the Notice. Rejection or other refusal to accept shall be deemed to be receipt of the Notice sent. By giving to the other party at least thirty (30) days' prior Notice thereof, either party to this Lease shall have the right from time to time during the Term of this Lease to change the address(es) thereof and to specify as the address(es) thereof any other address(es) within the continental United States of America.

         21.4 Severability of Provisions. If any term, covenant or condition of this Lease shall be invalid or unenforceable, the remainder of this Lease, or the application of such term, covenant or condition to Entities or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby.

         21.5 Entire Agreement: Amendment. This Lease and the Transaction Documents constitute the entire agreement of Landlord and Tenant with respect to the subject matter hereof. Neither this Lease nor any provision hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

         21.6 Memorandum of Sublease of the Land and Lease of the Improvements. Neither party shall record this Lease. However, concurrently with the execution of this Lease, Landlord and Tenant have executed a Memorandum of Sublease of the Land and Lease of the Improvements ("Memorandum of Lease") in the form attached hereto as Exhibit E and by this reference made a part hereof, which Memorandum of Lease shall be promptly recorded in the Official Records.

         21.7 Successors and Assigns. Subject to Articles 14 and 15, this Lease shall inure to the benefit of and be binding upon Landlord and Tenant and their respective heirs, executors, legal representatives, successors and assigns. Whenever in this Lease a reference to any Entity is made, such reference shall be deemed to include a reference to the heirs, executors, legal representatives, successors and assigns of such Entity.

         21.8 Commissions. Tenant acknowledges that it has employed The Staubach Company as a broker in this transaction and shall be solely responsible for all costs in connection with such representation. Other than for such representation, Landlord and Tenant each represent and warrant that neither has dealt with any broker in connection with this transaction and that no real estate broker, salesperson or finder has the right to claim a real estate brokerage, salesperson's commission or finder's fee by reason of contact between the parties brought about by such broker, salesperson or finder. Each party shall hold and save the other harmless of and from any and all loss, cost, damage, injury or expense arising out of or in any way related to claims for real estate broker's or salesperson's commissions or fees based upon allegations made by the claimant that it is entitled to such a fee from the indemnified party arising out of contact with the indemnifying party or alleged introductions of the indemnifying party to the indemnified party.

         21.9 Attorneys' Fees. In the event any action is brought by Landlord or Tenant against the other to enforce or for the breach of any of the terms, covenants or conditions contained in this Lease, the prevailing party shall be entitled to recover reasonable attorneys' fees to be fixed by the court, together with costs of suit therein incurred. Tenant shall pay the reasonable attorneys' fees incurred by Landlord for the review and negotiation of this Lease.

         21.10 Governing Law. This Lease and the obligations of the parties hereunder shall be governed by and interpreted, construed and enforced in accordance with the laws of the State of Oregon.

         21.11 Counterparts. This Lease may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall comprise but a single instrument.

         21.12 Time Is of the Essence. Time is of the essence of this Lease, and of each provision hereof.

         21.13 No Third Party Beneficiaries. This Lease is entered into by Landlord and Tenant for the sole benefit of Landlord and Tenant. There are no third party beneficiaries to this Lease.

         21.14 Limitations on Recourse. The obligations of Tenant and Landlord under this Lease shall be without recourse to any partner, officer, trustee, beneficiary, shareholder, director or employee of Tenant or Landlord. Except for the gross negligence or willful misconduct of Landlord, or for breach of Landlord's obligation to fund pursuant to Article 6 above, Landlord's liability to Tenant for any default by Landlord under this Lease: (1) shall be limited to Landlord's equity in the Premises; and (2) shall extend to any actual damages of Tenant, but shall not extend to any foreseeable and unforeseeable consequential damages.

         21.15 Estoppel Certificates. Within thirty (30) days after request therefor by either party, the non-requesting party shall deliver, in recordable form, a certificate to any proposed mortgagee, purchaser, sublessee or assignee and to the requesting party, certifying (if such be the case) that this Lease is in full force and effect, the date of Tenant's most recent payment of Rent, that, to the best of its knowledge, the non-requesting party has no defenses or offsets outstanding, or stating those claimed, and any other information reasonably requested. Failure to deliver said statement in time shall be conclusive upon the non-requesting party that: (a) this Lease is in full force and effect, without modification except as may be represented by the requesting party; (b) there are no uncured defaults in the requesting party's performance and the non-requesting party has no right of offset, counterclaim or deduction against the non-requesting party's obligations hereunder; (c) no more than one month's Base Rent has been paid in advance; and (d) any other matters reasonably requested in such certificate.

         21.16 Collateral. The parties acknowledge that Tenant has pledged certain collateral ("Collateral") to Landlord to secure Tenant's obligations pursuant to the Pledge Agreement. If Landlord applies any of the Collateral to satisfy an obligation hereunder, such application shall be deemed to reduce the Lease Investment Balance under this Lease on a dollar-for-dollar basis. Tenant shall have no claims, rights or causes of action against Landlord arising from any application of the Collateral in accordance with the Pledge Agreement to satisfy any obligation under this Lease.

         21.17 As-Is Lease. Landlord makes no representations or warranties concerning the condition, suitability or any other matters relating to the Premises, and Tenant hereby acknowledges that Tenant leases the Premises from Landlord on an "as is" basis.

         21.18 Net Lease. Except for Landlord's Taxes or as otherwise provided in this Lease, Tenant agrees that this Lease is an absolute net Lease, and the Base Rent called for hereunder shall be paid as required net of all expenses associated with the Premises, including without limitation, Real Estate Taxes and insurance premiums for the insurance required to be carried hereunder, and all other reasonable and customary costs and expenses incurred by Landlord and owed to independent third parties (other than the charges due SBNYTC pursuant to the Custody Agreement), in connection with the Premises or this Lease, all of which shall be paid or reimbursed by Tenant unless otherwise specifically provided herein. Tenant agrees to reimburse Landlord, within five (5) business days following receipt of any written demand therefor, for all reasonable and customary fees (including fees to SBNYTC), late charges, title endorsement, custodian fees related to the Collateral and other costs and expenses charged to Landlord which accrue during any period unless such expenses are capitalized and added to the Lease Investment Balance.

         21.19 Representations and Warranties. Tenant and Landlord each hereby represents and warrants to the other that: (i) such party has the full right and authority to enter into this Lease, consummate the sale, transfers and assignments contemplated herein and otherwise perform its obligations under this Lease; (ii) the person or persons signatory to this Lease and any document executed pursuant hereto on behalf of such party have full power and authority to bind such party; and (iii) the execution and delivery of this Lease and the performance of such party's obligations hereunder do not and shall not result in the violation of its organizational documents or any material contract or agreement to which such party may be a party.

         21.20 Tenant's Wavier of Demand for Possession. Tenant waives any demand for possession of the Premises and any demand for payment of Base Rent and notice of intent to re-enter the Premises, or of intent to terminate this Lease, and waives any and every other notice or demand prescribed by any applicable statutes or laws.

         21.21 Financial Reporting. Tenant shall provide to Landlord: (1) annually, within ninety (90) days after the end of each of Tenant's fiscal years during the Term, an annual audited financial statement of Tenant, (2) quarterly, within forty-five (45) days after the end of each of Tenant's fiscal quarters during the Term, quarterly audited financial statements of Tenant, and (3) an officer's certificate delivered every reporting period stating that no Event of Default has occurred under the Lease in the form attached as Exhibit F.

                                   ARTICLE 22
                                 INDEMNIFICATION

         22.1 Tax Indemnity. Notwithstanding anything in Article 8 to the contrary, Tenant shall protect and defend Landlord from and against all criminal prosecution regarding and shall indemnify and hold Landlord harmless from and against any and all loses, costs, liabilities or damages (including reasonable attorneys' fees and disbursements and court costs) arising by reason of:

                    (a) Any and all U.S. Federal, state or local income taxes imposed upon Landlord in consequence of Landlord being treated as the owner or lessor of the Premises (or any part thereof) for such tax purposes; provided Landlord has fully complied with Section 21.2;

                    (b) Any and all taxes imposed upon Tenant (except to the extent of Landlord's Taxes or to the extent that such taxes are imposed upon Tenant as a result of Landlord's failure to comply with its obligations under this Lease);

                    (c) Any and all taxes required to be withheld from payments made by Tenant to a third party not related to or affiliated with Landlord;

                    (d)  Any and all Real Estate Taxes;

                    (e) Any and all taxes owed by Landlord (other than Landlord Taxes) as a result of payment made by Tenant to Landlord pursuant to Tenant's indemnity obligations under this Section 22.1; and

                    (f) Any and all costs, liabilities or damages (including reasonable attorneys' fees) incurred by Landlord in obtaining indemnification payments from Tenant under the provisions of this Section 22.1.

         Tenant's obligation to reimburse or indemnify Landlord for any taxes, governmental fees, penalties, interest or other supplemental tax charges under this Lease shall be reduced by the value of any related or offsetting tax benefits derived or realized by Landlord. Tenant's duty to indemnify Landlord under this Section 22.1 shall apply only to taxes arising during the Term (whether or not due and payable at the conclusion of the Term), but shall otherwise survive the expiration or earlier termination of this Lease.

         22.2 Environmental Indemnity. Tenant agrees to indemnify and hold Landlord harmless from and against, and to reimburse Landlord with respect to, any and all claims, demands, causes of action, losses, damages, liabilities, costs and expenses (including attorneys' fees and court costs), fines and/or penalties of any and every kind or character, known or unknown, fixed or contingent, asserted or potentially asserted against or incurred by Landlord at any time and from time to time by reason of, in connection with or arising out of (A) the failure of Tenant to perform any obligation herein required to be performed by Tenant regarding Applicable Environmental Laws, (B) any violation of any Applicable Environmental Law by Tenant or with respect to the Premises or any disposal or other release by Tenant or with respect to the Premises of any hazardous substance, environmental contaminants or solid waste on or to the Premises, whether or not resulting in a violation of any Applicable Environmental Law, (C) any act, omission, event or circumstance by Tenant or with respect to the Premises which constitutes or has constituted violation of any Applicable Environmental Law with respect to the Premises, regardless of whether the act, omission, event or circumstance constituted a violation of any Applicable Environmental Law at the time of its existence or occurrence, and (D) except to the extent of Landlord's gross negligence or willful misconduct, any and all claims or proceedings (whether brought by private party or governmental agencies) for bodily injury, property damage, abatement or remediation, environmental damage or impairment or any other injury or damage resulting from or relating to any hazardous or toxic substance or contaminated material located upon or migrating into, from or through the Premises or the Improvements (whether or not the release of such materials was caused by Tenant, a subtenant, a prior owner of the Premises or any other Entity) which Landlord may incur. Tenant's duty to indemnify Landlord under this Section 22.2 shall survive the expiration or earlier termination of the Lease with respect to events occurring during or prior to the Term or after the Term while Landlord has record title to and Tenant is occupying the Premises, but shall terminate as to events occurring wholly after Tenant is in default under the Lease and is no long in possession of the Premises.

         22.3  Construction   Indemnification.   Tenant  will  defend,  protect,
indemnify and save harmless Landlord from and against all liabilities, obligations, claims, damages, causes of action, costs and expenses, imposed upon or incurred by Landlord by reason of the occurrence or existence of any of the following during the Term, except to the extent caused by the willful misconduct, gross negligence, or willful breach of contract of Landlord or its agents: (1) any accident, injury to or death of persons or loss of or damage to property occurring on or about the Premises or Improvements; (2) performance of any labor or services or the furnishing of any materials or other property in respect of the Premises or the Improvements; (3) the negligence or willful misconduct on the part of Tenant or any of its agents, invitees, employees or contractors or any other persons entering onto the Premises or the Improvements at the request, behest or with the permission of Tenant; (4) the use or occupancy of the Improvements; (5) the use of the Land; or (6) any breach by the "Owner" under the contracts entered into by Tenant as Landlord's agent pursuant to the terms of the Construction Management Agreement if such breach is caused by Tenant's actions or omissions or because of Tenant's failure to discharge its duties under the Construction Management Agreement. Tenant's duty to indemnify Landlord under this Section 22.3 shall survive the expiration or earlier termination of this Lease with respect to events occurring during the Term or after the Term while Landlord has record title to and Tenant is occupying the Premises.

         22.4 General Indemnity. Except to the extent of Landlord's gross negligence or willful misconduct, Tenant shall defend, indemnify, and hold Landlord harmless from and against any and all losses, costs, expenses, liabilities, claims, causes of action and damages of all kinds that may result to Landlord, including reasonable attorneys' fees and disbursements incurred by Landlord, arising because of any failure by Tenant to perform any of its obligations under this Lease. Tenant's duty to indemnify Landlord under this Lease shall survive the expiration or earlier termination of this Lease.

                                   ARTICLE 23
                              COVENANTS OF LANDLORD

         23.1 Title. In the event Tenant so requests in writing (and so long as either Tenant agrees to indemnify Landlord to Landlord's satisfaction from any liabilities or obligations in connection therewith, or Landlord does not incur any liabilities or obligations in connection therewith), Landlord shall execute all documents, instruments and agreements reasonably requested by Tenant in order to accomplish any of the following in the manner reasonably requested by Tenant and within the time parameters reasonably requested by Tenant: (1) remove exceptions to title to or affecting the Premises; (2) create exceptions to title (including, without limitation, easements and rights of way) to or affecting the Premises; or (3) modify any then-existing exception to title. Tenant shall promptly reimburse Landlord for, or at Landlord's request, pay directly in advance, all reasonable costs, expenses and other amounts incurred or required to be expended by Landlord in order to comply with Tenant's requests made in accordance with the preceding sentence, and the failure of Tenant to reimburse or pay any such amounts shall result in the suspension of Landlord's obligations under such sentence with respect to that particular request until the amounts required to be paid by Tenant under this sentence have been paid. Landlord acknowledges that it is critical to Tenant's ability to construct improvements on the Premises to have the ability and flexibility to accomplish the foregoing, and that the parties therefore agree that Landlord shall not be entitled to withhold Landlord's consent to any of the foregoing requests by Tenant, except as set forth in the preceding sentence.

         23.2 Land Use.  Except  where  requested  by  Tenant  pursuant  to this
Section 23.2, Landlord shall not cause or give its written consent to any land use or zoning change affecting the Premises or any changes of street grade. In the event Tenant so requests in writing (and so long as either Tenant agrees to indemnify Landlord to Landlord's satisfaction, from any liabilities or obligations in connection therewith, or Landlord does not incur any liabilities or obligations in connection therewith), Landlord shall execute all documents, instruments and agreements reasonably requested by Tenant in order to accomplish any of the following in the manner reasonably requested by Tenant and within the time parameters reasonably requested by Tenant: (1) cause a change in any land use restriction or law affecting the Premises; (2) cause a change in the zoning affecting the Premises; or (3) cause a change in the street grade with respect to any street in the vicinity of the Premises. Tenant shall promptly reimburse Landlord for, or at Landlord's request, pay directly in advance, all reasonable costs, expenses and other amounts incurred or required to be expended by Landlord in order to comply with Tenant's requests made in accordance with the preceding sentence, and the failure of Tenant to reimburse or pay any such amounts shall result in the suspension of Landlord's obligations under such sentence with respect to that particular request until the amounts required to be paid by Tenant under this sentence have been paid.

         23.3 Transfer of Property Interests. Except as requested by Tenant pursuant to this Lease, Landlord shall not transfer to any third party any rights inuring to or benefits associated with the Premises (including, without limitation, zoning rights, development rights, air space rights, mineral, oil, gas or water rights). Nothing in this Section 23.3 shall limit Landlord's right to transfer Landlord's interest in this Lease to a third party or its rights to transfer the Premises, pursuant to Section 14.2; provided that as to a transfer under Section 14.2 any purchaser of Landlord's interest in the Premises shall be bound by the terms of this Lease, including without limitation the terms of this
Section 23.3).

                        [Signatures begin on next page.]

         IN WITNESS WHEREOF, the parties hereto have duly executed this Lease as of the day and year first above written.


                         TENANT:   INTEGRATED DEVICE TECHNOLOGY,
                                   INC., a Delaware Corporation


                                   By        /S/  WILLIAM D. SNYDER
                                            ----------------------------------
                                   Name           WILLIAM D. SNYDER
                                            ----------------------------------
                                   Its   VICE PRESIDENT, CHIEF FINANCIAL OFFICER
                                        ----------------------------------------


                                   By        /S/   JACK MENACHE
                                            ----------------------------------
                                   Name            JACK MENACHE
                                            ----------------------------------
                                   Its            VICE PRESIDENT
                                            ----------------------------------



                        Signatures continued on next page

                              LANDLORD: SUMITOMO BANK LEASING AND
                                        FINANCE, INC., a Delaware corporation



                                   By             /S/ WILLIAM M. GINN
                                            ----------------------------------
                                   Name               WILLIAM M. GINN
                                            ----------------------------------
                                   Its                   PRESIDENT
                                            ----------------------------------



                                   Dated:                   , 1995
                                          ------------------

                                    Exhibit A

                             DESCRIPTION OF THE LAND


Real property being a portion of Lots 6 and 8 of DAWSON CREEK CORPORATE PARK, recorded in Plat Book 67, Page 34, records of Washington County, Oregon, in the City of Hillsboro, in the County of Washington and State of Oregon, more particularly described as follows:

BEGINNING at the Northwest corner of said Lot 8 of DAWSON CREEK CORPORATE PARK; thence along the West line of said Lot 8, South 00(degree)10'12" West 611.87 feet to the true point of beginning; thence South 89(degree)49'48" East 1037.91 feet; thence South 57(degree)46'34" East 154.15 feet; thence South 00(degree)10'12" West 613.61 feet to a point on the Northerly right of way line of Northeast Brookwood Parkway as shown on said plat of DAWSON CREEK CORPORATE PARK; thence along said Northerly right of way of Northwest Brookwood Parkway and from a tangent bearing of South 53(degree)48'01" West along the arc of a non-tangent 1414.20 foot radius curve to the right, through a central angle of 19(degree)48'55" an arc distance of 489.09 feet to a point of tangency; thence continuing along said Northerly right of way line South 73(degree)36'56" West
310.86 feet to the point of curvature with a tangent 100.00 foot radius curve to the right; thence along the arc of said curve through a central angle of 90(degree)00'00" an arc distance of 157.08 feet to a point of tangency on the Easterly right of way line of Northeast Dawson Creek Drive as shown on said plat of DAWSON CREEK CORPORATE PARK; thence along said Easterly right of way line North 16(degree)23'04" West 65.00 feet to the point of curvature with a tangent 1315.32 foot radius curve to the left; thence continuing along said Easterly right of way and along said curve to the left through a central angle of 32(degree)44'39" an arc distance of 751.70 feet to a point on the Westerly line of said Lot 8; thence along said Westerly line North 40(degree)52'16" East 77.50 feet to a point of curvature with a tangent 250.00 foot radius curve to the left; thence along the arc of said curve through a central angle of 40(degree)42'04" an arc distance of 177.59 feet to a point of tangency; thence North 00(degree)10'12" East 27.00 feet to the true point of beginning.

                                    Exhibit B

            CLOSING COSTS AND FEES TO BE INCLUDED IN INITIAL ADVANCE


         The following items shall be included in the definition of the Initial Advance under Section 2.18 of the Lease:

         1.         Arrangement fee (SBLF)                 $  160,000.00
         2.         Fee of SBNYTC (set up fee)                  2,500.00
         3.         Fees to Landels, Ripley & Diamond          42,250.00
         4.         Fees to Foster, Pepper                      1,800.00
         5.         Fees to Wilson, Sonsini                    51,421.00
         6.         Fees to Preston, Gates & Ellis             17,939.05
         7.         Appraisal Fee                               6,600.00
         8.         Draw to Irish Leasing                   3,407,366.00
                      Corporation
         9.         Fees to Liechty, McKinnis & Kolit           4,369.61
         10.        Fees to Dreyer & Traub                      4,825.00
         11.        Fees to The Staubach Company              400,000.00
         12.        Fees to Title Company                     138,437.50
         13         Transfer Taxes                              3,408.00

                    Total                                  $4,240,916.16

                                    Exhibit C

                           PERMITTED TITLE EXCEPTIONS

1.       Taxes for the fiscal year 1994-95, partial payment has been made.

2. The premises herein described are within and subject to the statutory powers including the power of assessment of the Unified Sewerage Agency of Washington County.

3. Covenants, conditions, restrictions and easements, but omitting restrictions, if any, based on race, color, religion, sex, handicap, familial status or national origin, imposed by instrument, including the terms and provisions thereof.
         Recorded:                 September 14, 1988
         Recorder's Fee No.        88-41011

         Said covenants, conditions, restrictions, and easements were amended by instrument;
         Recorded:                 June 27, 1974
         Recorder's Fee No.        94061427

         Said covenants, conditions and restrictions contain among other things, provision for levies and assessments by the declarant.

4.       Easements as dedicated or delineated on the recorded plat.
         In favor of:               The City of Hillsboro
         For:                      a)      Public bike path
                                   b)      Public utilities within the landscape
                                           easement areas
                                   c)      Public utilities within the areas
                                           labeled - Public utility easements

5.       Easements as dedicated or delineated on the recorded plat.
         For: Public utility easements, landscape easements, common areas, public bike path

6.       Covenants, conditions and restrictions as shown on the recorded plat.

7. Declaration of Mutual Roadway and Utility Easement Agreement, including the terms and provisions thereof;
         Dated:                   September 1, 1994
         Recorded:                September 1, 1994
         Recorder's Fee No.       94080763
         In Favor Of:             Adjacent property owner
         For:                     Reciprocal access
         Location:                The Westerly and Northerly area of the subject
                                  property

8. Any encroachments, unrecorded easements, violations of covenants, conditions and restrictions, and any other matters which would be disclosed by a correct survey.

9. Any statutory liens for labor or materials, including liens for contributions due to the State of Oregon for unemployment compensation and for workmen's compensation, which have now gained or hereafter may gain priority over the lien of the insured mortgage, which liens do not now appear of record.

10. Ground Lease by and between Integrated Device Technology, Inc. and Sumitomo Bank Leasing and Finance, Inc.

11. Sublease by and between Integrated Device Technology, Inc. and Sumitomo Bank Leasing and Finance, Inc.

                                    Exhibit D

                        RENT COMMENCEMENT DATE MEMORANDUM


         THIS RENT COMMENCEMENT DATE MEMORANDUM ("Memorandum") is entered into this ____ day of __________, 199__, by and between SUMITOMO BANK LEASING AND FINANCE, INC., a Delaware corporation ("Landlord"), and INTEGRATED DEVICE TECHNOLOGY, INC., a Delaware corporation ("Tenant") concerning that certain Lease ("Lease") between Landlord and Tenant dated January __, 1995. Any capitalized terms not defined in this Memorandum shall have their meaning as defined in the Lease.

         1. Pursuant to Section 6.2 of the Lease, Landlord and Tenant are required to enter into this Memorandum within thirty (30) days after the Rent Commencement Date for the Premises.

         2. Landlord and Tenant agree the that Rent Commencement Date for the Premises is __________, 199__.

         3. The  dollar  value of the  Guaranteed  Residual  Value  (defined  in
Section 2.19 of the Lease) for the Premises is $__________.

         IN WITNESS WHEREOF, the parties have executed this Memorandum as of the date and year first above written.


                              TENANT:   INTEGRATED DEVICE TECHNOLOGY,
                                        INC., a Delaware Corporation


                                   By
                                            ----------------------------------
                                   Name
                                            ----------------------------------
                                   Its
                                            ----------------------------------



                       (signatures continued on next page)

                              LANDLORD: SUMITOMO BANK LEASING AND
                                        FINANCE, INC., a Delaware corporation



                                   By
                                            ----------------------------------
                                   Name
                                            ----------------------------------
                                   Its
                                            ----------------------------------



                                   By
                                            ----------------------------------
                                   Name
                                            ----------------------------------
                                   Its
                                            ----------------------------------

                                    Exhibit E

                             (MEMORANDUM OF SUBLEASE
                   OF THE LAND AND LEASE OF THE IMPROVEMENTS)


RECORDING REQUESTED BY, AND
WHEN RECORDED, RETURN TO:

--------------------

--------------------

--------------------

Attention:                     , Esq.
          ---------------------




                             MEMORANDUM OF SUBLEASE
                    OF THE LAND AND LEASE OF THE IMPROVEMENTS


         THIS MEMORANDUM OF SUBLEASE OF THE LAND AND LEASE OF THE IMPROVEMENTS ("Memorandum of Lease") is executed as of January __, 1995, by and between SUMITOMO BANK LEASING AND FINANCE, INC., a Delaware corporation ("Landlord"), and INTEGRATED DEVICE TECHNOLOGY, INC., a Delaware corporation ("Tenant").

                                    RECITALS

         WHEREAS, Landlord and Tenant have executed that certain lease ("Lease") dated as of January __, 1995, covering a leasehold interest in certain land located on the real property located in the City of Hillsboro, Washington County, Oregon as more particularly described in Schedule 1 attached hereto and incorporated herein by this reference ("Land") and the Improvements which may come to be located on said Land (the Land and Improvements are referred to herein as the "Premises"); and

         WHEREAS, Landlord and Tenant desire to record notice of the Lease in the real estate records of Washington County, California:

         NOW, THEREFORE, in consideration of the foregoing, Landlord and Tenant hereby declare as follows:

         1. Demise. Landlord hereby leases the Premises to Tenant and Tenant hereby leases the Premises from Landlord, subject to the terms, covenants and conditions contained in the Lease.

         2. Expiration Date. The term of the Lease ("Term") shall commence with respect to the Land on the date hereof and with respect to the Improvements as provided for in the Lease, and shall expire on January __, 2000.

         3. Option to Purchase. Tenant has an option to purchase the Premises, as more particularly described in the Lease, at any time during the Term (including any extension thereof).

         4. Restrictions on Encumbrances. Landlord is prohibited from recording against the Premises liens (including, without limitation, deeds of trust), encumbrances, and other matters that would constitute exceptions to title, and from amending or modifying any of the foregoing that may exist now or during the Term, as more particularly described in the Lease.

         5. Restrictions on Transfers by Landlord. Subject to certain exceptions, Landlord may transfer its interest in the Premises to a third party subject to the restrictions which are set forth with more particularity in the Lease.

         6. Counterparts. This Memorandum of Lease may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall comprise but a single instrument.

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Memorandum of Lease as of the date and year first written above.



                                   TENANT:   INTEGRATED DEVICE TECHNOLOGY,
                                             INC., a Delaware Corporation


                                   By
                                            ----------------------------------
                                   Name
                                            ----------------------------------
                                   Its
                                            ----------------------------------




                       (Signatures continued on next page)

                                LANDLORD: SUMITOMO BANK LEASING AND
                                          FINANCE, INC., a Delaware corporation


                                   By
                                            ----------------------------------
                                   Name
                                            ----------------------------------
                                   Its
                                            ----------------------------------



                                   By
                                            ----------------------------------
                                   Name
                                            ----------------------------------
                                   Its
                                            ----------------------------------

                             Schedule 1 to Exhibit E

                                [TO BE INSERTED]

                                    Exhibit F

                          FORM OF OFFICERS' CERTIFICATE


         The undersigned, ____________________ of INTEGRATED DEVICE TECHNOLOGY, INC., a Delaware corporation hereby certifies that as of the date hereof the lease dated January __, 1995 by and between SUMITOMO BANK LEASING AND FINANCE, INC., a Delaware corporation, as Landlord and INTEGRATED DEVICE TECHNOLOGY, INC., a Delaware corporation, as Tenant is in full force and effect, and Tenant is not in default thereunder.



Date:
       ----------------------------                    -------------------------

                             (MEMORANDUM OF SUBLEASE
                   OF THE LAND AND LEASE OF THE IMPROVEMENTS)


RECORDING REQUESTED BY, AND
WHEN RECORDED, RETURN TO:

Sumitomo Bank Leasing and Finance, Inc.
c/o Landels, Ripley & Diamond
350 Steuart Street
San Francisco, CA  94105-1250
Attention: Bruce W. Hyman, Esq.




                             MEMORANDUM OF SUBLEASE
                    OF THE LAND AND LEASE OF THE IMPROVEMENTS


         THIS MEMORANDUM OF SUBLEASE OF THE LAND AND LEASE OF THE IMPROVEMENTS ("Memorandum of Lease") is executed as of January , 1995, by and between SUMITOMO BANK LEASING AND FINANCE, INC., a Delaware corporation ("Landlord"), and INTEGRATED DEVICE TECHNOLOGY, INC., a Delaware corporation ("Tenant").

                                    RECITALS

         WHEREAS, Landlord and Tenant have executed that certain lease ("Lease") dated as of January , 1995, covering a leasehold interest in certain land located on the real property located in the City of Hillsboro, Washington County, Oregon as more particularly described in Schedule 1 attached hereto and incorporated herein by this reference ("Land") and the Improvements which may come to be located on said Land (the Land and Improvements are referred to herein as the "Premises"); and

         WHEREAS, Landlord and Tenant desire to record notice of the Lease in the real estate records of Washington County, Oregon:

         NOW, THEREFORE, in consideration of the foregoing, Landlord and Tenant hereby declare as follows:

         1. Demise. Landlord hereby leases the Premises to Tenant and Tenant hereby leases the Premises from Landlord, subject to the terms, covenants and conditions contained in the Lease.

         2. Expiration Date. The term of the Lease ("Term") shall commence with respect to the Land on the date hereof and with respect to the Improvements as
provided for in the Lease, and shall expire on January    , 2000.

         3. Option to Purchase. Tenant has an option to purchase the Premises, as more particularly described in the Lease, at any time during the Term (including any extension thereof).

         4. Restrictions on Encumbrances. Landlord is prohibited from recording against the Premises liens (including, without limitation, deeds of trust), encumbrances, and other matters that would constitute exceptions to title, and from amending or modifying any of the foregoing that may exist now or during the Term, as more particularly described in the Lease.

         5. Restrictions on Transfers by Landlord. Subject to certain exceptions, Landlord may transfer its interest in the Premises to a third party subject to the restrictions which are set forth with more particularity in the Lease.

         6. Counterparts. This Memorandum of Lease may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall comprise but a single instrument.

                        [Signatures begin on next page.]

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Memorandum of Lease as of the date and year first written above.


                             TENANT:      INTEGRATED DEVICE TECHNOLOGY,
                                          INC., a Delaware Corporation


                                          By
                                               ---------------------------------
                                          Name
                                               ---------------------------------
                                          Its
                                               ---------------------------------



                                          By
                                               ---------------------------------
                                          Name
                                               ---------------------------------
                                          Its
                                               ---------------------------------


                      (All signatures must be acknowledged)
                       (Signatures continued on next page)

                             LANDLORD:    SUMITOMO BANK LEASING AND
                                          FINANCE, INC., a Delaware corporation


                                          By
                                               ---------------------------------
                                          Name
                                               ---------------------------------
                                          Its
                                               ---------------------------------

STATE OF NEW YORK                   )
                                    )       SS.
COUNTY OF NEW YORK                  )

         On the    day of January  in the year 1995  before me  personally  came to me know, who, being by me duly sworn, did depose
and say that he resides in                                             , that he
is the                           of Sumitomo Bank Leasing and Finance, Inc., the
corporation described in and which executed the above instrument; and that he signed his name thereto by order of the board of directors of said corporation.



                                          --------------------------------------



[seal]

STATE OF CALIFORNIA                 )
                                    )       ss.
COUNTY OF                           )


         On the    day of January,  1995,  before me, the undersigned,  a Notary
Public  in  and  for  said  State,   personally   appeared                   and
                     , personally known to me or proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s) or the entity upon behalf of which the person(s) acted, executed the instrument.

         WITNESS my hand and official seal.



                                          --------------------------------------
                                          Notary Public

(SEAL)

                                   Schedule 1


Real property being a portion of Lots 6 and 8 of DAWSON CREEK CORPORATE PARK, recorded in Plat Book 67, Page 34, records of Washington County, Oregon, in the City of Hillsboro, in the County of Washington and State of Oregon, more particularly described as follows:

BEGINNING at the Northwest corner of said Lot 8 of DAWSON CREEK CORPORATE PARK; thence along the West line of said Lot 8, South 00(degree)10'12" West 611.87 feet to the true point of beginning; thence South 89(degree)49'48" East 1037.91 feet; thence South 57(degree)46'34" East 154.15 feet; thence South 00(degree)10'12" West 613.61 feet to a point on the Northerly right of way line of Northeast Brookwood Parkway as shown on said plat of DAWSON CREEK CORPORATE PARK; thence along said Northerly right of way of Northwest Brookwood Parkway and from a tangent bearing of South 53(degree)48'01" West along the arc of a non-tangent 1414.20 foot radius curve to the right, through a central angle of 19(degree)48'55" an arc distance of 489.09 feet to a point of tangency; thence continuing along said Northerly right of way line South 73(degree)36'56" West
310.86 feet to the point of curvature with a tangent 100.00 foot radius curve to the right; thence along the arc of said curve through a central angle of 90(degree)00'00" an arc distance of 157.08 feet to a point of tangency on the Easterly right of way line of Northeast Dawson Creek Drive as shown on said plat of DAWSON CREEK CORPORATE PARK; thence along said Easterly right of way line North 16(degree)23'04" West 65.00 feet to the point of curvature with a tangent 1315.32 foot radius curve to the left; thence continuing along said Easterly right of way and along said curve to the left through a central angle of 32(degree)44'39" an arc distance of 751.70 feet to a point on the Westerly line of said Lot 8; thence along said Westerly line North 40(degree)52'16" East 77.50 feet to a point of curvature with a tangent 250.00 foot radius curve to the left; thence along the arc of said curve through a central angle of 40(degree)42'04" an arc distance of 177.59 feet to a point of tangency; thence North 00(degree)10'12" East 27.00 feet to the true point of beginning.

                                        After recording, send to:
Until a change is requested,
all tax statements shall be             Landels, Ripley & Diamond
sent to:                                350 Steuart Street
                                        San Francisco, CA  94105-1250
Sumitomo Bank Leasing and               Attn:  Bruce W. Hyman, Esq.
  Finance, Inc.
277 Park Avenue
New York, NY  10172
Attn:  Chief Credit Officer


MATURITY DATE:                     JANUARY       , 2000
                                           ------


MAXIMUM PRINCIPAL
 AMOUNT TO BE ADVANCED:            $64,000,000.00


                            LINE OF CREDIT TRUST DEED

               (Including Fixture Filing and Assignment of Rents)


                       INTEGRATED DEVICE TECHNOLOGY, INC.,
                       a Delaware corporation ("Grantor")

                                       to
                        CHICAGO TITLE INSURANCE COMPANY,
                            a corporation ("Trustee")

                           for the use and benefit of

                    SUMITOMO BANK LEASING AND FINANCE, INC.,
                     a Delaware corporation ("Beneficiary")


                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----

         1.       GRANT AND ASSIGNMENT OF THE PROPERTY..........................................................  1
                  1.1      Land.................................................................................  1
                  1.2      Improvements.........................................................................  1
                  1.3      Equipment and Fixtures...............................................................  1
                  1.4      Easements and Rights.................................................................  2
                  1.5      Condemnation Proceeds................................................................  2
                  1.6      Leases...............................................................................  2
                  1.7      Property Income......................................................................  2
                  1.8      Insurance............................................................................  2
                  1.9      Title Warranties.....................................................................  2
                  1.10     Right To Appear......................................................................  3
                  1.11     Other and After Acquired Property....................................................  3

         2.       OBLIGATIONS SECURED...........................................................................  3

         3.       COVENANTS OF THE GRANTOR......................................................................  4
                  3.1      Payment and Performance..............................................................  4
                  3.2      Insurance............................................................................  5
                           3.2.1  Casualty Insurance............................................................  5
                  3.3      Taxes................................................................................  5
                  3.4      Condemnation.........................................................................  5
                  3.5      Books, Records and Accounts..........................................................  7
                  3.6      Security Agreement...................................................................  7
                  3.7      Damage and Destruction...............................................................  8
                           3.7.1  Grantor's Obligations.........................................................  8
                           3.7.2  Beneficiary's Rights; Application of
                                  Proceeds......................................................................  8
                           3.7.3  Effect of the Indebtedness....................................................  9

         4.       DEFAULT.......................................................................................  9
                  4.1      Events of Default....................................................................  9

         5.       REMEDIES......................................................................................  9
                  5.1      Acceleration.........................................................................  9
                  5.2      Foreclosure.......................................................................... 10
                           5.2.1  Judicial Foreclosure.......................................................... 10
                           5.2.2  Foreclosure by Power of Sale.................................................. 10
                  5.3      Possession of Property; Appointment of Receiver...................................... 11
                  5.4      Beneficiary Advances................................................................. 13
                  5.5      No Marshalling....................................................................... 13
                  5.6      Beneficiary's Discretion............................................................. 13
                  5.7      No Waiver............................................................................ 13
                  5.8      Power of Attorney.................................................................... 14
                  5.9      No Merger............................................................................ 14
                  5.10     Fees and Costs....................................................................... 14


                                                                                                               Page
                                                                                                               ----

         6.       MISCELLANEOUS PROVISIONS...................................................................... 15
                  6.1      Governing Law........................................................................ 15
                  6.2      Modification......................................................................... 15
                  6.3      Notice............................................................................... 15
                  6.4      Invalid Provisions................................................................... 16
                  6.5      Additional Advances and Disbursements................................................ 16
                  6.6      Other Expenses....................................................................... 17
                  6.7      Indemnity............................................................................ 17
                  6.8      Exercise by Trustee.................................................................. 18
                  6.9      Defeasance........................................................................... 19
                  6.10     Provisions as to Payments, Advances.................................................. 19
                  6.11     Usury Savings Clause................................................................. 19
                  6.12     No Merger............................................................................ 20
                  6.13     Provisions as to Covenants and Agreements............................................ 20
                  6.14     Successors and Assigns............................................................... 20
                  6.15     Trustee's Appointment................................................................ 20
                  6.16     Subordination........................................................................ 21
                  6.17     Use.................................................................................. 21
                  6.18     Interpretation....................................................................... 21
                  6.19     Verify Use........................................................................... 23


                            LINE OF CREDIT TRUST DEED

               (Including Fixture Filing and Assignment of Rents)


                  THIS LINE OF CREDIT TRUST DEED ("Trust Deed") is made this day of January, 1995, by INTEGRATED DEVICE TECHNOLOGY, INC., a Delaware
corporation ("Grantor") to CHICAGO TITLE INSURANCE COMPANY, a corporation ("Trustee") for the use and benefit of SUMITOMO BANK LEASING AND FINANCE, INC., a Delaware corporation ("Beneficiary").

         1. GRANT AND ASSIGNMENT OF THE PROPERTY. For good and valuable consideration, Grantor hereby irrevocably grants, transfers, conveys and assigns to Trustee in trust with power of sale for the benefit and use of Beneficiary all right, title and interest of Grantor now owned or hereafter acquired in and to the following real and personal property with the rights, and appurtenances thereof (collectively the "Property") and by this reference incorporated herein:

                  1.1 Land. That certain parcel of land located in the County of Washington, State of Oregon, as more particularly described in Exhibit A attached hereto and by this reference incorporated as an integral part hereof, as the description of the same may be amended, modified or supplemented from time to time, therein, including, but not limited to, Grantor's right, title and interest in said land arising under the sublease (defined below) and Grantor's option to purchase said land under Article 20 of the Sublease ("Land").

                  1.2 Improvements. All the buildings, structures, and improvements now or hereafter placed on the Land, including, but not limited to, Grantor's rights in the foregoing property arising under the Sublease (defined below) and including Grantor's option to purchase the foregoing property under
Article 20 of the Sublease ("Improvements").

                  1.3 Equipment and Fixtures. All fixtures, appliances, machinery and equipment installed in, on, or around the Land and Improvements, including without limitation, gas and electric fixtures, radiators, heaters, engines and machinery, boilers, stoves, ranges, elevators, escalators, incinerators, motors, dynamos, sinks, disposals, dishwashers, water closets, basins, medicine chests, pipes, faucets and other plumbing and heating fixtures, ventilating apparatus, dryers, washing machines, heating, ventilating and air-conditioning equipment and units, paneling, refrigerating plants, refrigerators, whether mechanical or otherwise, fire prevention and extinguishing apparatus, shades, awnings, screens, blinds, carpeting, wall cabinets, and furniture, and such other goods and chattels and personal property as are now or hereafter attached to, used, or furnished in connection with the letting or operation of the Property or in connection with the activities conducted thereon (the "Equipment and Fixtures").

                  Whether or not the Equipment and Fixtures are or shall be attached to the Land or Improvements in any manner, all renewals, replacements, additions, accessions, substitutions, proceeds, and products of the Equipment and Fixtures shall be included in the Property that is subject to the grant and assignment herein.

                  1.4 Easements and Rights. All easements and rights-of-way, gores of land, streets, ways, alleys, passages, sewer rights, water courses, water rights and powers, the land lying in the bed of any street, whether opened or proposed, in front of or adjoining the Land, all appurtenances, privileges, tenements, hereditaments and rights whatsoever, in any way belonging, relating or appertaining to the Land, or which hereafter shall in any way belong, relate or be appurtenant thereto (the "Easements and Rights").

                  1.5 Condemnation Proceeds. All awards or payments to Grantor, including interest thereon, and the right to receive the same, which may be made with respect to the Property as a result of (a) the exercise of the right of eminent domain or the threat thereof, (b) the alteration of the grade of any street, or (c) any other injury to or decrease in the value of the Property ("Condemnation Proceeds").

                  1.6 Leases. All right, title and interest of the Grantor in and to any and all leases, tenancies, and rights of use, and occupancy, with amendments, if any, and extensions, renewals and guarantees of the tenants' obligations thereunder, now or hereafter on or affecting all or any part of the Property, whether or not recorded, if any, with all security therefor and all monies payable thereunder, and all books and records which contain records of payments made under the leases and all security therefor.

                  1.7 Property Income. All rents, issues, income, profits, security deposits and other benefits to which the Grantor may now or hereafter be entitled from the Property and/or the business operations conducted at or from the Property ("Property Income").

                  1.8 Insurance. All proceeds of and any unearned premiums on any insurance policies covering all or any part of the Property, including, without limitation, the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Property, and all business interruption insurance in connection with the business operations conducted at or from the Property ("Insurance").

                  1.9 Title Warranties. To the extent permitted by applicable law, all warranties of title and against encumbrances given by Grantor's predecessors in interest and Grantor's rights under any policy insuring Grantor's title to the property.

                  1.10 Right To Appear. The right, but not the obligation, in the name and on behalf of the Grantor, to appear in and defend any action or proceeding brought with respect to the Property purporting to affect the security of this Trust Deed or the rights and powers of the Beneficiary, and to commence any action or proceeding to protect the interest of the Beneficiary in the Property.

                  1.11 Other and After Acquired Property. Any and all moneys, goods, accounts, chattel paper, general intangibles, documents, instruments, contract rights and other real and personal property (including property exchanged therefor), of every kind and nature, which may from time to time be subjected to the lien hereof by Grantor through a supplement or amendment to this Trust Deed, or which may come into the possession of or be subject to the control of Trustee or Beneficiary pursuant to this Trust Deed, it being the intention and agreement of Grantor that all such property shall thereupon be subject to the lien and security interest of this Trust Deed as if such property were specifically described in this Trust Deed and conveyed or encumbered hereby or pursuant hereto, and Trustee and Beneficiary are hereby authorized to receive any and all such property as security hereunder, subject to the provisions of this Trust Deed.

                  1.12 Property. The term "Property" as used herein shall not include, and this Trust Deed shall not encumber, any process equipment, fixtures, furniture, furnishings, or trade fixtures which are purchased or constructed with Funds of Grantor and not purchased, paid for, or otherwise financed by "Advances" (as that term is defined in the Sublease) made by Beneficiary, whether or not installed upon the Land or within or made part of the Improvements.

         2.       OBLIGATIONS SECURED.

                  2.1 Concurrently herewith, Beneficiary is leasing to Grantor the Property described in Exhibit A hereto and certain improvements to be constructed thereon pursuant to the terms of a sublease executed by Grantor and Beneficiary of even date herewith (the "Sublease"). Pursuant to the terms of the Sublease, Beneficiary is obligated to fund certain "Advances" (as defined in the Sublease), in an aggregate amount not to exceed $64,000,000 ("Improvement Advances"), which Improvement Advances are to be reimbursed by Grantor as part of the "Purchase Price", as defined in the Sublease, to be paid pursuant to the terms of the Sublease. The maximum principal amount secured by this Trust Deed to be advanced under the terms of the Sublease is $64,000,000.

                  2.2 This Trust Deed is given for the purpose of securing all of the following obligations of Grantor to Beneficiary (both monetary and otherwise):

                           2.2.1 All  amounts  payable by  Grantor  under and in
connection with the Sublease dated of even date herewith executed by Grantor in favor of Beneficiary and all amounts payable under any other document or instrument executed by Grantor, securing, evidencing or relating to the Sublease and such other documents and instruments being hereinafter collectively referred to as the "Secured Documents", in each case as the same may be modified, amended, or supplemented from time to time including, but not limited to, "Base Rent", "Additional Rent" and the "Purchase Prices", as such terms are defined in the Sublease, all sums Beneficiary may advance, pay or incur under or in connection with the Sublease which are to be reimbursed by Grantor thereunder or any other sums advanced by Trustee or Beneficiary for the benefit of Grantor under the Sublease which are to be reimbursed by Grantor thereunder;

                           2.2.2 All  amounts  payable by  Grantor,  under or in
connection with this Trust Deed, as the same may be amended, modified or supplemented from time to time, including all sums, amounts and expenses which Trustee or Beneficiary may advance, pay or incur in connection with, or any other sums advanced by Trustee or Beneficiary for the protection of its security interests under this Trust Deed;

                           2.2.3 Any other indebtedness, obligation or agreement
of Grantor when evidenced or set forth in a document or instrument executed by Grantor reciting that it is secured by this Trust Deed; and

                           2.2.4  Payment of any taxes,  assessments,  insurance
premiums, costs, attorney fees, prior liens, or other charges reasonably necessary to be paid by Beneficiary for the protection of the lien of this Trust Deed, and all other advances Beneficiary is permitted to make hereunder.

         3.  COVENANTS  OF THE  GRANTOR.  To protect the  security of this Trust
Deed,  Grantor  promises,   covenants,   agrees,   represents  and  warrants  to
Beneficiary as follows:

                  3.1 Payment and Performance. Grantor will perform all of its obligations under this Trust Deed, the Sublease and any other of the Secured Documents at the times and in the manner stated in the Sublease and any other of the Secured Documents. All amounts due Beneficiary under the Sublease or any other of the Secured Documents shall be hereafter referred to as the "Debt."

                  3.2      Insurance.

                           3.2.1 Casualty Insurance. Grantor will keep the Land,
Improvements, and Equipment and Fixtures insured at all times at no cost to Beneficiary for the benefit of Trustee and Beneficiary to the extent and in the manner described in the Sublease and for the coverages described in the Sublease, naming Trustee and Beneficiary as loss payees or additional insureds, as appropriate.

                  3.3 Taxes. Grantor shall pay when due all (1) taxes, assessments, utility charges, water and sewer charges of any kind (except Landlord's Taxes, as defined in the Sublease); (2) payments of any kind in lieu thereof which may be required by law; and (3) governmental charges and impositions of any kind whatsoever for which lien rights exists, which may now or hereafter be assessed or levied upon any part of the Property (all such charges and payments are hereinafter collectively referred to as "Taxes"). Grantor will deliver to Beneficiary, at its request, receipts for the payment of Taxes when paid.

                  3.4      Condemnation.

                           3.4.1 Grantor,  promptly upon obtaining  knowledge of
any pending or threatened institution of any proceedings for the condemnation of the Land or Improvements, or any part thereof or interest therein, or of any right of eminent domain, or of any other proceedings arising out of injury or damage to or decrease in the value of the Land or Improvements (including a change in grade of any street), or any part thereof or interest therein, will notify Beneficiary of the threat or pendency thereof and the following provisions shall apply.

                           3.4.2  Beneficiary  shall have the right to intervene
and participate in any eminent domain proceedings unless prohibited by the court having jurisdiction, in which event Grantor shall consult with Beneficiary in all matters pertaining to the adjustment, compromise or settlement of such proceeding and Grantor shall not enter into any agreement with respect to such matters without the prior written consent of Beneficiary. Grantor further agrees to execute and deliver upon request any other instruments deemed necessary by Beneficiary to confirm or assign to Beneficiary all awards and other compensation to be made for any taking of the Property under eminent domain proceedings.

                           3.4.3  If the  amount  of all  compensation,  awards,
proceeds and other payments or relief in connection with such condemnation, including without limitation proceeds of sale in lieu of condemnation, made or granted to Grantor (collectively, the "Proceeds") is reasonably expected to be in excess of $100,000, all Proceeds and all judgments, decrees and awards for injury or damage to the Land and Improvements are hereby assigned to Beneficiary and shall be paid to Beneficiary to be held and disbursed as hereinafter set forth. Grantor agrees to execute and deliver such further assignments thereof as Beneficiary may request to effectuate the foregoing and authorizes Beneficiary to collect and receive the same for disbursement as hereinafter set forth.

                           3.4.4  In  the  event  of a  condemnation  of  all or
substantially all of the Land and Improvements, or without regard to the portion of the Land and Improvements subject to condemnation, if an Event of Default (defined below) hereunder shall have occurred and be continuing:

                                  (a)  Beneficiary  shall  be  entitled  to  all
Proceeds of such condemnation made or granted to Grantor (but not to any compensation, award or other payment or relief made or granted for the benefit of tenants of the Improvements) and, if an Event of Default shall have occurred and be continuing, Beneficiary shall be entitled, at Beneficiary's option, to commence, appear in and prosecute in its own name, any action or proceedings. All such Proceeds shall be deemed assigned to Beneficiary to the extent of any sums then secured by this Trust Deed, and Grantor agrees to execute such further assignments of the Proceeds as Beneficiary or Trustee may require.

                                  (b) Beneficiary shall apply all such Proceeds,
after deducting therefrom all costs and expenses, (regardless of the particular nature thereof and whether incurred with or without suit), including reasonable attorneys' fees, incurred by it in connection with the collection of such Proceeds, to the Debt secured by this Trust Deed, in such order as Beneficiary may determine in its sole discretion. Unless otherwise required by applicable law, such application or release shall not, by itself, cure or waive any Event of Default hereunder or notice of default under this Trust Deed or any Secured Document or invalidate any act done pursuant to such notice. After payment in full of all Debt, any excess Proceeds shall be delivered to Grantor for disposition in the manner set forth in the Sublease.

                           3.4.5 If an Event of Default  shall not have occurred
hereunder which is continuing and in the event of a condemnation of less than all or substantially all of the Land and/or Improvements, the following provisions shall apply:

                                  (a) In the event that such  Proceeds are in an
amount less than $100,000, Grantor shall be entitled to receive all such Proceeds provided that Grantor applies such Proceeds to the payment of the costs and expenses of repairing and restoring the Land and Improvements.

                                  (b) In the event that such Proceeds are in the
amount of $100,000 or more, the Proceeds shall be paid to and shall be disbursed by Beneficiary in the same manner, for the same purposes and subject to the same requirements as are applicable to insurance proceeds pursuant to the provisions hereof.

                           3.4.6 If an  Event of  Default  shall  have  occurred
hereunder which is continuing, Beneficiary shall have the right to settle, adjust or compromise any claim in connection with a condemnation of the Land and/or Improvements in its sole discretion. If an Event of Default shall not have occurred hereunder and be continuing then: (a) Grantor may settle, adjust or compromise any claim which is reasonably expected to be in an amount less than $100,000; and (b) with respect to any claim which is reasonably expected to be in the amount of $100,000 of more, Beneficiary and Grantor shall each consult and cooperate with the other and each shall be entitled to participate in all meetings and negotiations with respect to the settlement of such claim. Grantor at its expense shall deliver to Beneficiary copies of all papers served in connection with such condemnation. Any adjustment or settlement by Grantor of any claim which is in an amount of $100,000 or more shall be subject to the reasonable approval of Beneficiary.

                           3.4.7  Notwithstanding  any  condemnation,  taking or
other proceeding referred to in this Section 3.4 causing injury to or decrease in value of the Property (including a change in grade of any street), or any interest therein, Grantor shall continue to pay and perform all of its obligations as provided herein. Any reduction in the obligations of Grantor hereunder resulting from the application to such obligations of any proceeds, judgments, decrees or awards shall be deemed to take effect only on the date of receipt by Beneficiary of such proceeds, judgments, decrees or awards and their application against the obligations; provided, that if prior to the receipt by Beneficiary of such proceeds, judgments, decrees or awards the Property shall have been sold on foreclosure of this Trust Deed, or shall have been transferred by a deed in lieu of foreclosure of this Trust Deed, Beneficiary shall have the right to receive the same to the extent of any deficiency following such sale, with legal interest thereon together with attorneys' fees and disbursements incurred by Trustee and Beneficiary in connection with the collection thereof.

                           3.5 Books,  Records and  Accounts.  Grantor will keep
and maintain proper and accurate books, records and accounts reflecting all items of income and expense received or paid by Grantor or any other person in connection with the Property and all business operations conducted at or from the Property.

                           3.6  Security  Agreement.  This  Trust Deed is both a
real property mortgage and a security agreement and is intended to be effective as a financing statement pursuant to the Oregon Uniform Commercial Code with respect to the Equipment and Fixtures and all items of personal property that constitute a portion of the Property described herein. Beneficiary is the secured party and Grantor is the debtor with respect to this financing statement, and the mailing addresses of the secured party and the debtor for the purpose of the financing statement are set forth in Section 6.3 of this Trust Deed. A photocopy of this Trust Deed shall have the same effect as an original. Upon request Grantor shall execute and deliver to Beneficiary any security agreement, financing or continuation statement or other document Beneficiary deems necessary to protect or perfect its lien on the Equipment and Fixtures and other personal property. Grantor shall pay all filing fees and other costs, disbursements, expenses and reasonable attorney fees incurred by Beneficiary in connection therewith. In the event of default, Grantor shall assemble the Equipment and Fixtures and personal property and make them available to Beneficiary. In the event of default, Beneficiary shall have the rights and remedies of a secured party under the Uniform Commercial Code of Oregon.

                  3.7      Damage and Destruction.

                           3.7.1  Grantor's  Obligations.  In the  event  of any
material damage to or loss or material destruction of the Land or Improvements, Grantor shall promptly notify Beneficiary of such event.

                           3.7.2 Beneficiary's Rights;  Application of Proceeds.
In the event that any portion of the Land or Improvements is so damaged, destroyed or lost, and any such damage, destruction or loss is covered, in whole or in part, by insurance described in Article 9 of the Sublease, then the following provisions shall apply:

                                  (a)  If  an  Event  of  Default  has  occurred
hereunder which is continuing, (i) Beneficiary may, but shall not be obligated to, make proof of loss if not made promptly by Grantor, and Beneficiary is hereby authorized and empowered by Grantor to settle, adjust or compromise any claims for damage, destruction or loss thereunder, and (ii) each insurance company concerned is hereby authorized and directed to make payment therefor directly to Beneficiary, to be applied, at Beneficiary's option, to the obligations then secured hereby, in such order as Beneficiary may determine in its sole discretion. Unless otherwise required by law, such application to the obligations by Beneficiary of such payments shall not, by itself, cure or waive any Event of Default hereunder or notice of default under this Trust Deed or any Secured Document or invalidate any act done pursuant to such notice.

                                  (b)  If no  Event  of  Default  hereunder  has
occurred which is continuing, and if such proceeds are reasonably expected to be $100,000 or less, Grantor shall be entitled to receive all such proceeds provided that Grantor applies such proceeds to the restoration, replacement, and rebuilding of that portion of the Land or Improvements so damaged, destroyed or lost in accordance with the provisions of Article 17 of the Sublease.

                                  (c) If such proceeds are  reasonably  expected
to exceed $100,000 and if an Event of Default has not occurred hereunder which is continuing, then if Grantor elects not to restore the damage, the insurance proceeds shall be paid to the Beneficiary and applied to the reduction of the obligations of Grantor hereunder. If Grantor elects to restore the damage, the proceeds shall be paid to the Escrow Agent (as defined in Section 17.3 of the Sublease) and Beneficiary shall apply all such insurance proceeds to the restoration, replacement and rebuilding of the damaged portion of the Land and/or Improvements, and such restoration, replacements and rebuilding shall be accomplished, upon satisfaction of each and all of the conditions, if any, in Section 17.3 of the Sublease.

                           3.7.3 Effect of the  Indebtedness.  Any  reduction in
the Grantor's obligations hereunder resulting from the application to such obligations of insurance proceeds shall be deemed to take effect only on the date of receipt by Beneficiary of such proceeds and the application of such proceeds to the obligations; provided that if prior to the receipt by Beneficiary of such proceeds, the Property shall have been sold on foreclosure of this Trust Deed, or shall have been transferred by deed in lieu of foreclosure of this Trust Deed, notwithstanding any limitation on Grantor's liability contained herein or in the Secured Documents, Beneficiary shall have the right to receive the same to the extent of any deficiency following such sale or conveyance, together with attorneys' fees and disbursements incurred by Trustee and Beneficiary in connection with the collection thereof. After payment in full of all of Grantor's obligations hereunder, any excess insurance proceeds shall be delivered to Grantor for disposition in the manner set forth in the Sublease.

         4.       DEFAULT

                  4.1 Events of Default. The term "Event of Default" as used in this Trust Deed shall mean the occurrence of an "Event of Default" under the Sublease.

         5. REMEDIES. When an Event of Default occurs, Beneficiary shall have the following remedies, or any other remedy set forth in the Secured Documents, each of which shall be distinct and cumulative to any other right or remedy under this Trust Deed or afforded by law or equity, and may be exercised concurrently, independently or successively:

                  5.1 Acceleration. Beneficiary may declare, without demand or notice to Grantor, the outstanding amount of the Debt and any and all other obligations under the Secured Documents, including interest accrued thereon, to be immediately due and payable.

                  5.2      Foreclosure.

                           5.2.1 Judicial  Foreclosure.  Beneficiary may proceed
to foreclose this Trust Deed as a Mortgage. Beneficiary may exercise its rights as a secured party for all or any portion of the Debt which is then due and payable, subject to the continuing lien of this Trust Deed for the balance not then due and payable. Further, Beneficiary may exercise its right to foreclose on all or any portion of the Property assigned herein. Should the proceeds of the resulting execution sale be insufficient to satisfy the sums owing the Beneficiary, then the Beneficiary shall be entitled to a deficiency judgment for the amount remaining unsatisfied, to the extent permitted under applicable law.

                           5.2.2  Foreclosure by Power of Sale.

                                  (a) In the  event  the  Beneficiary  elects to
foreclose this Trust Deed by advertisement and sale under applicable Oregon law, the Beneficiary or the Trustee shall execute and cause to be recorded his written notice of default and his election to sell the Property to satisfy the obligations secured hereby, whereupon the Trustee shall fix the time and place of sale, give notice thereof as then required by law and proceed to foreclose this Trust Deed in the manner provided by law. In either event, pending the sale, the Beneficiary or the Trustee may obtain the appointment of a receiver.

                                  (b) Should the Beneficiary  elect to foreclose
by advertisement and sale, and, at any time prior to five days before the date set by the Trustee for the Trustee's sale, the Grantor or other person so privileged by Oregon law may pay to the Beneficiary or his successors in interest, respectively, the entire amount then due under the terms of the Trust Deed and the Debt secured thereby (including costs and expenses incurred in enforcing the terms of the Secured Documents and the Trustee's and attorney's fees not exceeding the amounts provided by law) other than such portion of the principal as would not then be due had no Event of Default occurred, and thereby cure the Event of Default, in which event all foreclosure proceedings shall be dismissed by the Trustee.

                                  (c)  Otherwise,  the sale shall be held on the
date and at the time and place designated in the notice of sale or the time to which said sale may be postponed as provided by law. The Trustee may, at his option, sell the Property either in one parcel or in separate parcels and shall sell the parcel or parcels at auction to the highest bidder for cash, payable at the time of sale. The Trustee shall deliver to the purchaser his deed in form as required by law conveying the Property so sold, but without any covenant or warranty, express or implied. The recitals in the deed of any matters of fact shall be conclusive proof of the truthfulness thereof. Any person, excluding the Trustee, but including the Grantor and the Beneficiary, may purchase at the sale.

                                  (d) When the  Trustee  sells  pursuant  to the
powers provided herein, the Trustee shall apply the proceeds of sale to payment of (1) the expenses of sale, including the compensation of the Trustee and a reasonable charge by the Trustee's attorney, (2) to the full satisfaction of all obligations secured by the Trust Deed and evidenced by the Secured Documents,
(3) to all persons having recorded liens subsequent to the interest of the Trustee in the Trust Deed as their interests may appear in the order of their priority and (4) the surplus, if any, to whomever may be lawfully entitled to receive the same.

                 5.3 Possession of Property; Appointment of Receiver.

                           5.3.1  Without notice to Grantor (unless such notice
is required by applicable law in which case such notice is hereby waived by Grantor to the extent permitted by applicable law) and without regard to the adequacy of the security for the Debt, proof of depreciation of the value of the Property or the financial condition of Grantor, Beneficiary may, at its option:

                                  (a) By itself or by its agent, with or without
bringing any action, suit or proceeding, immediately enter upon and take possession and control of the Property or any party thereof;

                                  (b) Make  application  to a court of competent
jurisdiction for and obtain the immediate appointment of a receiver authorized to immediately enter upon and take possession and control of the Property;

                                  (c) Without  taking  possession and control of
the Property, immediately commence action to collect directly any Property Income due to Grantor with full rights and powers to notify all parties liable therefor to make payments directly to Beneficiary or its agents. Beneficiary shall have the further power and authority to sue for or otherwise collect and receive all Property Income and lease payments.

                           5.3.2  Grantor  waives any further  requirement  that
Beneficiary provide any bond, surety, or other security in connection with any said action.

                           5.3.3  In the  event  Beneficiary,  its  agent,  or a
receiver enters upon and takes possession and control of the Property, said person or entity shall have all of Grantor's rights and powers with respect to the Property in addition to such other rights and powers as may be authorized, including without limitation the right and power to:

                                  (a)  hold,  store,  use  operate,  manage  and
control the Property and conduct the business which is or may be conducted therefrom;

                                  (b) make all necessary and proper maintenance,
repairs, renewals, replacements, additions, betterments and improvements to the Property, complete construction on the Property and purchase or otherwise acquire additional fixtures, personalty and other property;

                                  (c) obtain such  insurance with respect to the
Property and the business operations conducted therefrom as may be determined necessary;

                                  (d) manage and  operate the  Property  and the
business conducted therefrom and exercise all the rights and powers of Grantor in its name or otherwise with respect to the same;

                                  (e)  enter  into  agreements  with  others  to
exercise the powers herein granted;

                                  (f) collect and receive all Property Income;

                                  (g) enforce  all terms of existing  leases and
all other contracts or agreements pertaining to the Property or any business operations conducted therefrom;

                                  (h) enter into such new or  additional  leases
or other contracts or agreements pertaining to the Property or the business operations conducted at or from the Property as such person or entity may determine necessary in its sole discretion; and

                                  (i)  borrow  money  for  the  benefit  of  the
Property.

                           5.3.4  Beneficiary,  its agents or any receiver shall
in no event be liable or accountable for more moneys than actually are received from the Property during the period which Beneficiary, its agent or any receiver actually is in possession and control of the Property. Neither Beneficiary, its agents or any receiver shall be liable or accountable in any manner for the failure to collect Property Income for any reason whatsoever.

                           5.3.5  Grantor  shall pay  monthly,  in  advance,  to
Beneficiary, its agent or any receiver in possession and control of the Property the fair and reasonable rental value (based on the use the Property is then being put to) for all or any part of the Property which is in the use, occupancy and possession of Grantor. Grantor shall pay Beneficiary all costs, expenses and liabilities of every character incurred by Beneficiary in managing, operating, and maintaining the Property that is not otherwise paid from

Property Income or lease payments, including without limitation loans made to the receiver.

                           5.3.6 In the event of  foreclosure  and in accordance
with applicable law, Beneficiary, its agent or any receiver having possession or control of the Property may remain in possession of the Property until the Property is redeemed or until the expiration of all redemption rights.

                           5.3.7  Beneficiary,  its agents or the receiver shall
incur no liability for, nor shall Grantor assert any claim or set off as the result of, any action taken while Beneficiary, its agent or the receiver is in possession of the Property.

                           5.3.8  Beneficiary  shall  apply  Property  Income or
other payments to the Debt, but the application of such funds shall be without waiver of default, and without affecting its right to foreclose this Trust Deed or exercise any other remedy under the Secured Documents.

                  5.4 Beneficiary Advances. Beneficiary may, without notice or demand, pay any amount which Grantor has failed to pay, or perform any act which Grantor has failed to perform hereunder to the extent such payment or performance is required under this Trust Deed. In such event the costs, disbursements, expenses, and reasonable attorney fees in connection therewith shall be (1) added to the Debt and shall accrue interest thereon at the highest interest rate allowed under the applicable Secured Documents; (2) payable within five (5) days of demand by Beneficiary; and (3) secured by the lien of this Trust Deed.

                  5.5 No Marshalling. Beneficiary shall not be (1) compelled to release or be prevented from foreclosing or enforcing this Trust Deed upon all or any part of the Property, unless the entire Debt has been paid; (2) required to accept any part or parts of the Property, as distinguished from the entire whole thereof, as payment of or upon the Debt to the extent of the value of such part or parts; (3) compelled to accept or allow any apportionment of the Debt to or among any separate parts of the Property; or (4) prevented from selling the Property in one or more parcels or as an entirety and in such manner and order as Beneficiary in its sole discretion may elect.

                  5.6 Beneficiary's Discretion. Beneficiary, in exercising any remedy provided herein, may do so whenever it determines in its sole judgment and discretion exercised in good faith that such payment or performance is reasonably necessary or desirable to protect the full security intended by this Trust Deed.

                  5.7      No Waiver.

                           5.7.1 Time is of the essence in this Trust Deed,  but
any delay, omission or failure by Beneficiary to insist upon strict performance by Grantor of any of the covenants, conditions and agreements herein set forth, or to exercise any right or remedy available to it upon the occurrence of any Event of Default hereunder, shall not impair any such right or remedy or be considered or taken as a waiver or relinquishment of the right in the future to insist upon and to enforce, by injunction or other appropriate legal or equitable remedy, strict compliance by Grantor with all of the covenants, conditions and agreements herein, or of the right to exercise any such rights or remedies if such Event of Default by Grantor be continued or repeated.

                           5.7.2  Beneficiary  may,  without  notice  to or  the
consent of any of the holders of any subordinate lien on the Property or any other person (a) release part of the security described herein, (b) release the obligation of any person primarily or contingently liable for the Debt secured hereby, (c) extend the time for payment or otherwise modify the terms of the Debt or this Trust Deed, and (d) taken any additional security for the Debt. No such release, extension, modification or additional security shall impair or affect the lien of this Trust Deed or its priority over any subordinate lien.

                           5.7.3 Neither Grantor nor any other person  primarily
or contingently liable for the payment of the Debt secured hereby shall be relieved of any liability by reason of (a) any such release, extension, modification or taking of additional security; (b) the failure of Beneficiary to comply with any request of Grantor or any such person to foreclose this Trust Deed or exercise any other remedy available hereunder or under or with respect to the Debt; or (c) any agreement or stipulation between any subsequent owner of the Property and Beneficiary extending the time of payment or modifying the terms of the Debt or this Trust Deed.

                  5.8 Power of Attorney. Grantor hereby irrevocably appoints, grants, and constitutes Beneficiary its attorney-in-fact, coupled with an interest, to execute, deliver, and submit all applications, requests, forms, or reports of any kind for all desirable or necessary licenses, permits, approvals, authorizations, tax credits or abatements or benefits, of any kind relating, applicable to, or affecting the use and enjoyment of, or construction on, or the business operations conducted at or from the Property.

                  5.9 No Merger. In the event Beneficiary shall acquire title to the Property, there shall be no merger of the lien of this Trust Deed with the fee or ownership interest in the Property. This Trust Deed shall continue as an existing and enforceable lien securing the Debt until the same shall be released of record by Beneficiary.

                 5.10   Fees  and   Costs.   Grantor   shall   pay  all   costs,
disbursements, expenses and reasonable attorney fees incurred by

Beneficiary in protecting or enforcing the lien of this Trust Deed, whether or not suit or action is actually commenced (collectively referred to as "costs"). Such costs include without limitation recording fees, costs of title and lien searches, preparation of surveys, appraisal fees, and attorney fees, negotiations, proceedings in the trial courts and before other tribunals, and on any appeal from any of them. Protection or enforcement of the lien of this Trust Deed shall include, without limitation, negotiations with Grantor or any third party, administrative proceedings, bankruptcy proceedings, condemnation proceedings, conveyances in lieu of foreclosure, foreclosure proceedings, receivership actions, and post-judgment collection efforts.

         6.       MISCELLANEOUS PROVISIONS

                  6.1 Governing Law. This Trust Deed shall be governed by and construed, interpreted, regulated and enforced in accordance with the applicable laws of the State of Oregon. All covenants, conditions and agreements herein shall run with the land, and shall be binding upon and inure to the benefit of the respective heirs, successors and assigns of Beneficiary and Grantor.

                  6.2 Modification. No modification, amendment, change, or discharge of any term or provision of this Trust Deed shall be valid unless it is in writing and signed by Grantor and Beneficiary.

                  6.3 Notice. Any notice, demand, consent, approval, direction, agreement or other communication (any "Notice") required or permitted hereunder or under the Secured Documents shall be in writing and shall be validly given and effectively served if mailed by United States mail, first class or certified mail, return receipt requested, postage prepaid, or by hand delivery by a recognized courier service, or by next day delivery by recognized overnight courier service, courier charges prepaid:

                  (a)      If to Grantor:

                           Integrated Device Technology, Inc.
                           2975 Stender Way
                           Santa Clara, CA  95054
                           Attn: Mika Murakami, Treasurer

                           With a copy to:

                           Wilson, Sonsini, Goodrich & Rosati
                           695 Page Mill Road
                           Palo Alto, CA  94304
                           Attn:  Bradford C. O'Brien, Esq.

                           And with a copy to:

                           Jack Menache
                           4073 Eagle Nest Lane
                           Danville, CA  94506-5811

                           And with a copy to:

                           Preston, Gates & Ellis
                           3200 U.S. Bancorp Tower
                           111 S.W. Fifth Avenue
                           Portland, OR  97204
                           Attn:  Randall D. Bateman

                  (b)      If to Beneficiary:

                           Sumitomo Bank Leasing and Finance, Inc.
                           One World Trade Center, Suite 8545
                           New York, NY 10048
                           Attn:  Chief Credit Officer

                           With a copy to:

                           Landels, Ripley & Diamond
                           350 Steuart Street
                           San Francisco, CA  94105-1250
                           Attention:  Bruce W. Hyman, Esq.

Any Notice shall be deemed to have been validly given and effectively served hereunder three (3) days after so mailed.

         Any person shall have the right to specify, from time to time, as its address or addresses for purposes of this Trust Deed, any other address or addresses. Such Notice of change of address or addresses shall be effective only upon actual receipt.

                  6.4 Invalid Provisions. In the event any portion hereof shall be ruled invalid by any court of competent jurisdiction, the invalidity of such portion shall not affect any of the remaining provisions hereof. The invalid portion shall be severed and all other terms and provisions herein shall continue to be effective and binding, and any invalid portion shall be reduced in scope to the extent necessary to be valid.

                 6.5 Additional Advances and Disbursements. Grantor agrees that if an Event of Default occurs hereunder and is continuing, then Trustee and/or Beneficiary shall have the right, but not the obligation, in Grantor's name or in its or their own name, and without notice to Grantor, to enter upon and take possession of the Property in accordance with applicable law to such extent and as often as either of them may deem necessary or desirable. Except as otherwise provided by law, no such exercise shall be deemed to have cured such Event of Default with respect thereto. All reasonable sums advanced and all reasonable expenses incurred by Trustee and/or Beneficiary in connection with such exercise, and all other reasonable sums advanced or expenses incurred by Beneficiary hereunder or under applicable law (whether required or optional and whether indemnified hereunder or not) shall be part of the obligations of Grantor hereunder, shall bear interest at the Default Rate (defined in the Sublease) from the date of disbursement until paid and shall be secured by this Trust Deed. Trustee and/or Beneficiary, upon making any such advance, shall be subrogated to all of the rights of the person receiving such advance.

                  6.6 Other Expenses. Grantor will pay or, on demand, reimburse Trustee and Beneficiary for the payment of, all recording and filing fees, abstract fees, title insurance premiums and fees, Uniform Commercial Code search fees, escrow fees, reasonable attorneys' fees and disbursements and all other reasonable costs and expenses incurred by Grantor, Trustee and/or Beneficiary prior to the time this Trust Deed is recorded in connection with the granting, administration, enforcement and closing (including the preparation of the Secured Documents) of the transactions contemplated hereunder or under the Secured Documents, or otherwise attributable or chargeable to Grantor as owner of the Property. Notwithstanding anything to the contrary contained herein in this paragraph, the provisions of this paragraph shall not be deemed or construed to authorize Beneficiary to undertake, exercise or perform any action in the administration of the transactions contemplated hereunder not otherwise
(i) authorized by the terms of this Trust Deed or the Secured Documents or (ii) permitted under applicable law to be undertaken, exercised or performed by a trust deed beneficiary to protect the security afforded by a deed of trust upon real property.

                           Grantor will pay or, on demand, reimburse Trustee and
Beneficiary  for the  payment of any  reasonable  costs or  expenses  (including attorneys' fees and disbursements) incurred or expended in connection with or incidental to (i) any Event of Default by Grantor or (ii) the exercise or enforcement by or on behalf of Trustee and/or Beneficiary of any of their rights or remedies or Grantor's obligations under this Trust Deed or under the Secured Documents, including the enforcement, compromise or settlement of this Trust Deed of the obligations of the defense or assertion of the rights and claims of Trustee and Beneficiary hereunder in respect thereof, by litigation or otherwise.

                  6.7      Indemnity.

                  (a) Grantor agrees to indemnify and hold harmless Trustee and Beneficiary from and against any and all losses, liabilities, suits, obligations, fines, damages, judgments, penalties, claims, charges, costs and expenses (including attorneys' fees and disbursements) which may be imposed on, incurred or paid by or asserted against Trustee and/or Beneficiary by reason or on account of, or in connection with, (i) any willful misconduct of Grantor or any Event of Default by Grantor hereunder, (ii) Trustee's and/or Beneficiary's good faith and commercially reasonable exercise of any of their rights and remedies, or the performance of any of their duties, hereunder or under the Secured Documents to which Grantor is a party, (iii) the construction, reconstruction or alteration of the Premises by Grantor, (iv) any negligence of Grantor, or any negligence or willful misconduct of any lessee of the Property or Improvements, or any of their respective agents, contractors, subcontractors, servants, employees, licensees or invitees, or (v) any accident, injury, death or damage to any person or property occurring in, on or about the Premises or any street, drive, sidewalk, curb or passageway adjacent thereto, in each case of (i) through (v) above, except for the willful misconduct or gross negligence of the indemnified person, or any of its agents, contractors, subcontractors, servants, employees, licensees or invitees. Any amount payable to Trustee, Beneficiary or counsel for Beneficiary under this paragraph shall be due and payable within five (5) days after demand therefor and receipt by Grantor of a statement from Trustee, Beneficiary and/or counsel for Beneficiary setting forth in reasonable detail the amount claimed and the basis therefor, and such amounts shall bear interest at the Default Rate, as defined in the Sublease, from and after the date such amounts are paid by counsel for Beneficiary, Beneficiary or Trustee until paid in full by Grantor. The foregoing indemnification agreement shall only apply to matters arising as a result of acts or events occurring prior to the completion of judicial or non-judicial foreclosure sale or recordation of a reconveyance of this Trust Deed.

                  (b) Grantor's obligations under this paragraph 6.7 shall not be affected by the absence or unavailability of insurance covering the same or by the failure or refusal by any insurance carrier to perform any obligation on its part under any such policy of covering insurance. If any claim, action or proceeding is made or brought against Trustee and/or Beneficiary which is subject to the indemnity set forth in this paragraph, Grantor shall resist or defend against the same, if necessary in the name of Trustee and/or Beneficiary, by attorneys for Grantor's insurance carrier (if the same is covered by insurance) or otherwise by attorneys approved by Beneficiary. Notwithstanding the foregoing, Trustee and Beneficiary, in their discretion, may engage their own attorneys to resist or defend, or assist therein, and Grantor shall pay, or, on demand, shall reimburse Trustee and Beneficiary for the payment of, the reasonable fees and disbursements of said attorneys.

                  6.8 Exercise by Trustee. Notwithstanding anything herein to the contrary, Trustee (a) shall not exercise, or waive the exercise of, any of its rights or remedies under this Trust Deed (other than its right to reimbursement) except upon the request of Beneficiary, and (b) shall exercise, or waive the exercise of, any or all of such rights or remedies upon the request of Beneficiary and at the direction of Beneficiary as to the manner of such exercise or waiver, provided that Trustee shall have the right to decline to follow any of such request or direction if Trustee shall be advised by counsel that the action or proceeding, or manner thereof, so directed may not lawfully be taken or waived.

                  6.9 Defeasance. If all of the obligations of Grantor hereunder shall be paid as the same become due and payable, then and in that event only all rights hereunder shall terminate and the Property shall become wholly released and cleared of the liens, security interests, conveyances and assignments evidenced hereby, upon receipt by Beneficiary of payment of all obligations of Grantor secured hereby. In such event Trustee shall at the request of the Grantor, promptly deliver to Grantor, in recordable form, all such documents as shall be necessary to release the Property from the liens, security interests, conveyances and assignments created or evidenced hereby. Notwithstanding anything in the preceding sentence to the contrary, Trustee shall so release the Property only upon the direction of Beneficiary.

                  6.10     Provisions as to Payments, Advances.

                  (a) To the extent that any part of the obligations of Grantor hereunder are used to pay indebtedness secured by any outstanding lien, security interest, charge or encumbrance against the Property that is superior to this Trust Deed, or to pay in whole or in part the purchase price therefor, Trustee and Beneficiary shall be subrogated to any and all rights, security interests and liens held by any owner or holder of the same, whether or not the same are released. Grantor agrees that, in consideration of such payment by Trustee or Beneficiary, effective upon such payment, Grantor shall and hereby does waive and release all demands, defenses and causes of action for offsets and payments with respect to the same.

                  (b) Any payment made under this Trust Deed by any person at any time liable for the payment of the obligations of Grantor hereunder, or by any subsequent owner of the Property or by any person or entity that might be prejudiced in the event of a failure to make such payment, or by any partner, stockholder, officer or director thereof, shall be deemed, as between Trustee or Beneficiary and all such persons, to have been made on behalf of all such persons.

                  6.11 Usury Savings Clause. All agreements in this Trust Deed and in the Secured Documents are expressly limited so that in no contingency or event whatsoever, whether by reason of advancement or acceleration of maturity of the obligations of Grantor hereunder, or otherwise, shall the amount paid or agreed to be paid hereunder for the use, forbearance or detention of money exceed the highest lawful rate permitted under applicable usury laws, if any. If, from any circumstance whatsoever, fulfillment of any provision of the Secured Documents, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law which a court of competent jurisdiction may deem applicable hereto, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity and if, from any circumstance whatsoever, Beneficiary shall ever receive as interest an amount which would exceed the highest lawful rate, the receipt of such excess shall be deemed a mistake and shall be cancelled automatically or, if theretofore paid, such excess shall be credited against the principal amount of the obligations to which the same may lawfully be credited, and any portion of such excess not capable of being so credited shall be rebated to Grantor.

                 6.12 No Merger. If both the lessor's and the lessee's interest under the Sublease or any other lease shall at any time become vested in any one person, this Trust Deed and the lien and security interest created hereby shall not be destroyed or terminated by the application of the doctrine of merger and, in such event, Trustee and Beneficiary shall continue to have and enjoy all of the rights and privileges of Trustee and Beneficiary hereunder as to each separate estate.

                 6.13  Provisions  as  to  Covenants  and  Agreements.   All  of
Grantor's covenants and agreements hereunder shall run with the land.

                 6.14 Successors and Assigns. The provisions hereof shall be binding upon Grantor and the heirs, devises, representatives, successors and assigns of Grantor, including successors in interest of Grantor, in and to all or any part of the Property, and shall inure to the benefit of Trustee, Beneficiary and their respective heirs, successors, substitutes and assigns. All references in this Trust Deed to Grantor, Trustee or Beneficiary shall be construed as including all of such other persons with respect to the person referred to. Where two or more persons have executed this Trust Deed, the obligations of such persons shall be joint and several except to the extent the context clearly indicates otherwise.

                 6.15  Trustee's  Appointment.  Trustee  accepts this Trust when this Trust Deed, duly executed and acknowledged, is made public record as provided by law. Trustee may resign by an instrument in writing addressed to Beneficiary, or Trustee may be removed at any time with or without cause by an instrument in writing executed by Beneficiary and duly recorded. In case of the death, resignation, removal or disqualification of Trustee or if for any reason Beneficiary shall deem it desirable to appoint a substitute or successor trustee to act instead of Trustee herein named or any substitute or successor Trustee, then Beneficiary shall have the right and is hereby authorized and empowered to appoint a successor Trustee, or a substitute Trustee, without other formality than appointment and designation in writing executed and acknowledged by Beneficiary and the recordation of such writing in the office where this Trust Deed is recorded, and the authority hereby conferred shall extend to the appointment of other successor and substitute Trustees successively until the obligations of Grantor hereunder are paid in full or until the Property is sold hereunder. Such appointment and designation by Beneficiary shall be full evidence of the right and authority to make the same and of all facts therein recited. If such appointment is executed on behalf of Beneficiary by an officer of Beneficiary, such appointment shall be conclusively presumed to be executed with authority and shall be valid and sufficient without proof of any action by the Trustee or any superior officer of Beneficiary. Upon the making of such appointment and designation, all of the estate and title of Trustee in the Property shall vest in the named successor or substitute Trustee and it shall thereupon succeed to and shall hold, possess and execute all the rights, powers, privileges, immunities and duties herein conferred upon Trustee; but, nevertheless, upon the written request of Beneficiary or of the successor or substitute Trustee, Trustee ceasing to act shall execute and deliver an instrument transferring to such successor or substitute Trustee all of the estate and title in the Property of Trustee so ceasing to act, together with all the rights, powers, privileges, immunities and duties herein conferred upon Trustee, and shall duly assign, transfer and deliver any of the properties and moneys held by said Trustee hereunder to said successor or substitute Trustee. All references herein to Trustee shall be deemed to refer to Trustee (including any successor or substitute, appointed and designated, as herein provided) from time to time acting hereunder. Grantor hereby ratifies and confirms any and all acts which Trustee herein named or its successor or successors, substitute or substitutes, in this Trust Deed, shall do lawfully by virtue hereof.

                  6.16 Subordination. Provided no Event of Default or event which would constitute an Event of Default but for the passage of time or the giving of notice, or both, Beneficiary agrees to subordinate the lien of this Trust Deed to any easements created by Grantor under the Sublease, provided Grantor reimburses Beneficiary for all costs and expenses incurred in connection therewith.

                  6.17 Use. Grantor hereby represents, warrants and covenants that none of the Property is used principally or at all for agricultural or farming purposes. The Property does not constitute the homestead of Grantor.

                  6.18 Interpretation. The following rules of construction shall be applicable for all purposes of this Trust Deed and all documents or instruments supplemental hereto, unless the context otherwise requires:

                  (a) All references herein to numbered Articles or Sections or to lettered Exhibits are references to the Articles and Sections hereof and the Exhibits annexed to this Trust Deed, unless expressly otherwise designated in context.

                  (b) The terms "include", "including" and similar terms shall be construed as if followed by the phrase "without being limited to."

                  (c) The term "knowledge" or "to best of knowledge" when and if used in connection with a representation or warranty made by Grantor means that Grantor and/or the representatives of Grantor have interviewed such persons, representatives, and responsible employees of Grantor, of the constituent general partners of Grantor and of the constituent general partners of such general partners, as may be applicable, as such representatives have determined are likely, in the ordinary course of their respective duties, to have knowledge of the matters set forth herein.

                  (d) The terms "Property" and "Premises" shall be construed as if followed by the phrase "or any part thereof."

                  (e) The term "obligations" shall be construed as if followed by the phrase "or any other sums secured hereby, or any part thereof."

                  (f) Words of masculine, feminine or neuter gender shall mean and include the correlative words of the other genders, and words importing the singular number shall mean and include the plural number, and vice versa.

                  (g) The term "person" shall include natural persons, firms, partnerships, corporations and any other public and private legal entities.

                  (h) The term "provisions," when used with respect hereto or to any other document or instrument, shall be construed as if preceded by the phrase "terms, covenants, agreements, requirements, conditions and/or."

                  (i) All Article, Section and Exhibits captions herein are used for convenience and reference only and in no way define, limit or describe the scope or intent of, or in any way affect, this Trust Deed.

                  (j) All Exhibits to this Trust Deed are hereby incorporated in this Trust Deed.

                  (k) All obligations of Grantor hereunder shall be performed and satisfied by or on behalf of Grantor at Grantor's sole cost and expense.

                  (l) The term "Sublease" shall mean "tenancy, subtenancy, lease or sublease," the term "lessor" shall mean "landlord, sublandlord, owner, lessor and sublessor" and the terms "lessee" or "tenant" shall mean "tenant, subtenant, lessee and sublessee."

                  6.19 Verify Use. THIS INSTRUMENT WILL NOT ALLOW USE OF THE PROPERTY DESCRIBED IN THIS INSTRUMENT IN VIOLATION OF APPLICABLE LAND USE LAWS AND REGULATIONS. BEFORE SIGNING OR ACCEPTING THIS INSTRUMENT, THE PERSON ACQUIRING FEE TITLE TO THE PROPERTY SHOULD CHECK WITH THE APPROPRIATE CITY OR COUNTY PLANNING DEPARTMENT TO VERIFY APPROVED USES AND TO DETERMINE ANY LIMITS ON LAWSUITS AGAINST FARMING OR FOREST PRACTICES AS DEFINED IN ORS 30.930.

                      [Signatures begin on the next page.]

                  IN WITNESS WHEREOF, Grantor has caused this instrument to be executed and delivered on the day and year first above written.

                                    GRANTOR:



                                    INTEGRATED DEVICE TECHNOLOGY, INC.,
                                    a Delaware corporation

                                    By:
                                       -----------------------------------------
                                       Its:
                                           -------------------------------------

                                    By:
                                       -----------------------------------------
                                       Its:
                                           -------------------------------------

                     [All signatures must be acknowledged.]

STATE OF CALIFORNIA                         )
                                            ) ss.
COUNTY OF                                   )
          ---------------------------------

         On the    day of January,  1995,  before me, the undersigned,  a Notary
Public  in  and  for  said  State,   personally   appeared                   and
                     , personally known to me or proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s) or the entity upon behalf of which the person(s) acted, executed the instrument.

         WITNESS my hand and official seal.



                                    -------------------------------------------
                                    Notary Public

(SEAL)

                                    Exhibit A

                                Legal Description


Real property being a portion of Lots 6 and 8 of DAWSON CREEK CORPORATE PARK, recorded in Plat Book 67, Page 34, records of Washington County, Oregon, in the City of Hillsboro, in the County of Washington and State of Oregon, more particularly described as follows:

BEGINNING at the Northwest corner of said Lot 8 of DAWSON CREEK CORPORATE PARK; thence along the West line of said Lot 8, South 00(degree)10'12" West 611.87 feet to the true point of beginning; thence South 89(degree)49'48" East 1037.91 feet; thence South 57(degree)46'34" East 154.15 feet; thence South 00(degree)10'12" West 613.61 feet to a point on the Northerly right of way line of Northeast Brookwood Parkway as shown on said plat of DAWSON CREEK CORPORATE PARK; thence along said Northerly right of way of Northwest Brookwood Parkway and from a tangent bearing of South 53(degree)48'01" West along the arc of a nontangent 1414.20 foot radius curve to the right, through a central angle of 19(degree)48'55" an arc distance of 489.09 feet to a point of tangency; thence continuing along said Northerly right of way line South 73(degree)36'56" West
310.86 feet to the point of curvature with a tangent 100.00 foot radius curve to the right; thence along the arc of said curve through a central angle of 90(degree)00'00" an arc distance of 157.08 feet to a point of tangency on the Easterly right of way line of Northeast Dawson Creek Drive as shown on said plat of DAWSON CREEK CORPORATE PARK; thence along said Easterly right of way line North 16(degree)23'04" West 65.00 feet to the point of curvature with a tangent 1315.32 foot radius curve to the left; thence continuing along said Easterly right of way and along said curve to the left through a central angle of 32(degree)44'39" an arc distance of 751.70 feet to a point on the Westerly line of said Lot 8; thence along said Westerly line North 40(degree)52'16" East 77.50 feet to a point of curvature with a tangent 250.00 foot radius curve to the left; thence along the arc of said curve through a central angle of 40(degree)42'04" an arc distance of 177.59 feet to a point of tangency; thence North 00(degree)10'12" East 27.00 feet to the true point of beginning.

                                  GROUND LEASE

         THIS GROUND LEASE ("Lease") is made and entered into as of the day of January, 1995, by and between INTEGRATED DEVICE TECHNOLOGY, a Delaware corporation ("Landlord") and SUMITOMO BANK LEASING AND FINANCE, INC., a Delaware corporation ("Tenant").

                                   ARTICLE I.
                                 LEASED PREMISES

         1.1 Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, that certain parcel of land ("Land") located in the City of Hillsboro, County of Washington, State of Oregon, as more particularly described in Exhibit A attached hereto and by this reference incorporated herein (the "Premises"), upon and subject to the terms and provisions of this Lease.

                                   ARTICLE II.
                                      TERM

         2.1 The term of this Lease ("Term") shall be for fifty (50) consecutive
years and shall expire on January    , 2045 (the "Expiration Date").

                                  ARTICLE III.
                             USE/COMPLIANCE WITH LAW

         3.1 The Land shall be used solely for the purpose of constructing certain improvements pursuant to the Sublease (defined below) on the Land upon such terms and conditions as agreed by Landlord and its subtenant under the sublease of the land and lease of the improvements executed by Landlord and Tenant of even date herewith (the "Sublease") and for any other legal use.

                                   ARTICLE IV.
                                     RENTAL

         4.1 On or before the execution of this Lease by Tenant, Tenant shall pay to Landlord as rental for the Premises, the sum of One Dollar ($1.00) as Tenant's "Base Rent" for the entire Term of the Lease, payable at the address set forth in Article 12 below.

                                   ARTICLE V.
                                      TAXES

         5.1 All taxes other than Landlord's Taxes (as defined in the Sublease) levied and assessed against the Premises shall be paid by Landlord, and Tenant shall be indemnified and saved harmless by Landlord from and against payment of the same.

                                   ARTICLE VI.
                                    INSURANCE

         6.1 Tenant shall have no obligation to carry any insurance covering the Premises.

                                  ARTICLE VII.
                                  IMPROVEMENTS

         7.1 All Improvements constructed on the Premises either prior to or during the Term of this Lease shall be the property of Tenant during the Term hereof, except as otherwise provided in the Sublease and subject to the rights of the subtenant under the Sublease.

                                  ARTICLE VIII.
                             REPAIRS AND MAINTENANCE

         8.1 Tenant shall not be obligated to make any repairs to the Premises or to maintain the Premises during the Term of this Lease.

                                   ARTICLE IX.
                                 ATTORNEYS' FEES

         9.1 In the event that at any time during the Term of this Lease either Landlord or Tenant shall institute any action or proceeding against the other relating to the provisions of this Lease, or any default hereunder, then and in that event, the unsuccessful party in such action or proceeding agrees to reimburse the successful party herein for the reasonable expenses of attorneys' fees and costs incurred therein by the successful party.

                                   ARTICLE X.
                             SCOPE OF THE AGREEMENT

         10.1 This Lease and the Transaction Documents (as defined in the Sublease) are and shall be considered to be the only agreements between the parties hereto concerning the subject hereof. All negotiations and oral agreements acceptable to both parties are included therein.

                                   ARTICLE XI.
                               CAPTIONS AND TERMS

         11.1 The captions of Articles of this Lease are for convenience only and are not a part of this Lease and do not in any way limit or amplify the terms and provisions of this Lease.

                                  ARTICLE XII.
                           NOTICES AND PAYMENT OF RENT

         12.1 Wherever in this Lease it shall be required or permitted that notice or demand be given or served by either party to this Lease to or on the other, such notice or demand shall be given or served and shall not be deemed to have been duly given or served unless in writing and forwarded by private delivery with acknowledged receipt, commercial overnight courier, or by certified or registered mail, return receipt requested, postage prepaid, addressed as follows:

         To Landlord:

                                    Integrated Device Technology, Inc.
                                    2975 Stender Way
                                    Santa Clara, CA 95054
                                    Attn: Mika Maurakami, Treasurer

         With a copy to:

                                    Wilson, Sonsini, Goodrich & Rosati
                                    650 Page Mill Road
                                    Palo Alto, CA 94304
                                    Attn: Bradford C. O'Brien, Esq.

         And With a copy to:

                                    Jack Menache
                                    4073 Eagle Nest Lane
                                    Danville, CA 94506-5811
         To Tenant:
                                    Sumitomo Bank Leasing and Finance, Inc.
                                    277 Park Avenue
                                    New York, New York 10172
                                    Attn: Chief Credit Officer

         With a copy to:

                                    Landels, Ripley & Diamond
                                    350 Steuart Street
                                    San Francisco, CA 94105-1250
                                    Attention: Bruce W. Hyman, Esq.

All rental and other payments shall be paid by Tenant to Landlord at the address above provided. Either party may change its address by written notice to the other delivered in accordance with this Article 12.

                                  ARTICLE XIII.
                            OBLIGATIONS OF SUCCESSORS

         13.1 The parties hereto agree that all the provisions hereof are to be construed as covenants and agreements as though the words importing such covenants and agreements were used in each separate paragraph hereof, and that all of the provisions hereof shall bind and inure to the benefit of the parties hereto, and their respective heirs, legal representatives, successors and assigns.

                                  ARTICLE XIV.
                         WAIVER OF DEMAND FOR POSSESSION

         14.1 Tenant waives any demand for possession of the Premises and any demand for payment of Base Rent and notice of intent to re-enter the Premises, or of intent to terminate this Lease, and waives any and every other notice or demand prescribed by any applicable statutes or laws.

                                   ARTICLE XV.
                                    SURRENDER

         15.1 Tenant covenants that it will vacate the Premises and surrender to Landlord all Improvements thereon immediately upon the expiration or sooner termination of the Lease. If Tenant remains in possession of the Premises or any part thereof after the termination of the Term, Landlord shall have the immediate right of re-entry and may, at its option, remove all persons and property from the Premises and such property may be removed and stored in a public warehouse or elsewhere at the cost of, and for the account of Tenant, all without service of notice to resort to legal process to remove Tenant through summary proceedings and without being guilty of trespass, or becoming liable for any loss or damage which may be occasioned thereby.

                                  ARTICLE XVI.
                                  HOLDING OVER

         16.1 In the event Tenant remains in possession of the Premises after the expiration of the Lease and without the execution of a new Lease, Tenant shall be deemed to be occupying the Premises as a Tenant from month to month, subject to all of the conditions, provisions and obligations of this Lease insofar as the same can be applicable to a month to month tenancy.

                                  ARTICLE XVII.
                                  MISCELLANEOUS

         17.1 If any term or provision of this Lease or any application thereof shall be invalid or unenforceable, the remainder of this Lease and any other application of such term or provision shall not be affected thereby. Time is of the essence hereof. This Lease shall be construed and enforced in accordance with the laws of the State of Oregon. This Lease may not be amended or modified in any respect whatsoever except by an instrument in writing signed by the parties hereto. This Lease may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall comprise but a single instrument.


                        [Signatures begin on next page.]

         IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Lease as of the day and year first above written.

                                          LANDLORD:

                                          INTEGRATED DEVICE TECHNOLOGY, INC.,
                                          INC., a Delaware corporation


                                          By:
                                             -----------------------------------
                                             Title:
                                                   -----------------------------


                                          By:
                                             -----------------------------------
                                             Title:
                                                   -----------------------------

                      [Signatures continued on next page.]

                                          TENANT:

                                          SUMITOMO BANK LEASING AND FINANCE,
                                          INC., a Delaware corporation


                                          By:
                                             -----------------------------------
                                             Title:
                                                   -----------------------------

                                    EXHIBIT A


                                LEGAL DESCRIPTION

Real property being a portion of Lots 6 and 8 of DAWSON CREEK CORPORATE PARK, recorded in Plat Book 67, Page 34, records of Washington County, Oregon, in the City of Hillsboro, in the County of Washington and State of Oregon, more particularly described as follows:

BEGINNING at the Northwest corner of said Lot 8 of DAWSON CREEK CORPORATE PARK; thence along the West line of said Lot 8, South 00(degree)10'12" West 611.87 feet to the true point of beginning; thence South 89(degree)49'48" East 1037.91 feet; thence South 57(degree)46'34" East 154.15 feet; thence South 00(degree)10'12" West 613.61 feet to a point on the Northerly right of way line of Northeast Brookwood Parkway as shown on said plat of DAWSON CREEK CORPORATE PARK; thence along said Northerly right of way of Northwest Brookwood Parkway and from a tangent bearing of South 53(degree)48'01" West along the arc of a non-tangent 1414.20 foot radius curve to the right, through a central angle of 19(degree)48'55" an arc distance of 489.09 feet to a point of tangency; thence continuing along said Northerly right of way line South 73(degree)36'56" West
310.86 feet to the point of curvature with a tangent 100.00 foot radius curve to the right; thence along the arc of said curve through a central angle of 90(degree)00'00" an arc distance of 157.08 feet to a point of tangency on the Easterly right of way line of Northeast Dawson Creek Drive as shown on said plat of DAWSON CREEK CORPORATE PARK; thence along said Easterly right of way line North 16(degree)23'04" West 65.00 feet to the point of curvature with a tangent 1315.32 foot radius curve to the left; thence continuing along said Easterly right of way and along said curve to the left through a central angle of 32(degree)44'39" an arc distance of 751.70 feet to a point on the Westerly line of said Lot 8; thence along said Westerly line North 40(degree)52'16" East 77.50 feet to a point of curvature with a tangent 250.00 foot radius curve to the left; thence along the arc of said curve through a central angle of 40(degree)42'04" an arc distance of 177.59 feet to a point of tangency; thence North 00(degree)10'12" East 27.00 feet to the true point of beginning.

RECORDING REQUESTED BY, AND
WHEN RECORDED, RETURN TO:


Sumitomo Bank Leasing and Finance, Inc.
c/o Landels, Ripley & Diamond
350 Steuart Street
San Francisco, CA  94105

Attention:  Bruce W. Hyman, Esq.

-------------------------------------------------------------------------------


                           MEMORANDUM OF GROUND LEASE

         THIS MEMORANDUM OF GROUND LEASE ("Memorandum of Ground Lease") is executed as of January __, 1995, by and between INTEGRATED DEVICE TECHNOLOGY, INC., A DELAWARE CORPORATION ("Landlord") and SUMITOMO BANK LEASING AND FINANCE, INC., A DELAWARE CORPORATION ("Tenant").


                                    RECITALS

         WHEREAS, Landlord and Tenant have executed that certain ground lease ("Lease") dated as of January __, 1995, covering certain land as more particularly described in Schedule 1 attached hereto and incorporated herein by this reference and the Improvements which may come to be located on the real property located in the City of Hillsboro, Washington County, Oregon ("Land") (the Land and Improvements are referred to herein as the "Premises"); and

         WHEREAS, Landlord and Tenant desire to record notice of the Lease in the real estate records of Washington County, Oregon.

         NOW, THEREFORE, in consideration of the foregoing, Landlord and Tenant hereby declare as follows:

         1. DEMISE. Landlord hereby leases the Premises to Tenant and Tenant hereby leases the Premises from Landlord, subject to the terms, covenants and conditions contained in the Lease.

         2.  EXPIRATION  DATE.  The term of the Lease ("Term") shall commence on
January    , 1995 and shall expire on December     , 2045.

         3. COUNTERPARTS. This Memorandum of Lease may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall comprise but a single instrument.

         4.   INCORPORATION.   The  terms  and   conditions  of  the  Lease  are
incorporated by reference into this Memorandum of Ground Lease as if fully set forth herein at length.



                        [Signatures begin on next page.]

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Memorandum of Lease as of the date and year first written above.

                                          "LANDLORD"

                                          INTEGRATED DEVICE TECHNOLOGY, INC.,
                                          A DELAWARE CORPORATION

                                          By:
                                             -----------------------------------
                                             Name:
                                                  ------------------------------
                                             Its:
                                                 -------------------------------


                                          By:
                                             -----------------------------------
                                             Name:
                                                  ------------------------------
                                             Its:
                                                 -------------------------------


                     [ALL SIGNATURES MUST BE ACKNOWLEDGED.]
                       [SIGNATURES CONTINUED ON NEXT PAGE]

                                          "TENANT"

                                          SUMITOMO BANK LEASING AND FINANCE,
                                          INC., A DELAWARE CORPORATION


                                          By:
                                             -----------------------------------
                                             Name:
                                                  ------------------------------
                                             Its:
                                                 -------------------------------


                     [All Signatures must be acknowledged.]

                                   SCHEDULE 1


The land referred to is situated in the State of Oregon, County of Washington, and is described as follows:

Real property being a portion of Lots 6 and 8 of DAWSON CREEK CORPORATE PARK, recorded in Plat Book 67, Page 34, records of Washington County, Oregon, in the City of Hillsboro, in the County of Washington and State of Oregon, more particularly described as follows:

BEGINNING at the Northwest corner of said Lot 8 of DAWSON CREEK CORPORATE PARK; thence along the West line of said Lot 8, South 00(degree)10'12" West 611.87 feet to the true point of beginning; thence South 89(degree)49'48" East 1037.91 feet; thence South 57(degree)46'34" East 154.15 feet; thence South 00(degree)10'12" West 613.61 feet to a point on the Northerly right of way line of Northeast Brookwood Parkway as shown on said plat of DAWSON CREEK CORPORATE PARK; thence along said Northerly right of way of Northwest Brookwood Parkway and from a tangent bearing of South 53(degree)48'01" West along the arc of a non-tangent 1414.20 foot radius curve to the right, through a central angle of 19(degree)48'55" an arc distance of 489.09 feet to a point of tangency; thence continuing along said Northerly right of way line South 73(degree)36'56" West
310.86 feet to the point of curvature with a tangent 100.00 foot radius curve to the right; thence along the arc of said curve through a central angle of 90(degree)00'00" an arc distance of 157.08 feet to a point of tangency on the Easterly right of way line of Northeast Dawson Creek Drive as shown on said plat of DAWSON CREEK CORPORATE PARK; thence along said Easterly right of way line North 16(degree)23'04" West 65.00 feet to the point of curvature with a tangent 1315.32 foot radius curve to the left; thence continuing along said Easterly right of way and along said curve to the left through a central angle of 32(degree)44'39" an arc distance of 751.70 feet to a point on the Westerly line of said Lot 8; thence along said Westerly line North 40(degree)52'16" East 77.50 feet to a point of curvature with a tangent 250.00 foot radius curve to the left; thence along the arc of said curve through a central angle of 40(degree)42'04" an arc distance of 177.59 feet to a point of tangency; thence North 00(degree)10'12" East 27.00 feet to the true point of beginning.

STATE OF CALIFORNIA                                  )
                                                     ) ss.
COUNTY OF                                            )
          -----------------------------------------

         On the    day of January,  1995,  before me, the undersigned,  a Notary
Public  in  and  for  said  State,   personally   appeared                   and
                     , personally known to me or proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s) or the entity upon behalf of which the person(s) acted, executed the instrument.

         WITNESS my hand and official seal.



                                          --------------------------------------
                                          Notary Public

(SEAL)

STATE OF NEW YORK                   )
                                    )       SS.
COUNTY OF NEW YORK                  )

         On the    day of January  in the year 1995  before me  personally  came to me know, who, being by me duly sworn, did depose
and say that he resides in                                             , that he
is the                           of Sumitomo Bank Leasing and Finance, Inc., the
corporation described in and which executed the above instrument; and that he signed his name thereto by order of the board of directors of said corporation.



                                          --------------------------------------



[seal]